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                         [EXCELSIOR LOGO APPEARS HERE]



                           Domestic Equity Portfolios


                                 ANNUAL REPORT

                                 March 31, 2000

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
LETTER TO SHAREHOLDERS....................................................    1
ADVISER'S DOMESTIC EQUITY MARKET REVIEW...................................    2
ADVISER'S INVESTMENT REVIEWS
 Blended Equity Fund......................................................    3
 Value and Restructuring Fund.............................................    4
 Small Cap Fund...........................................................    5
 Energy and Natural Resources Fund........................................    6
 Large Cap Growth Fund....................................................    7
 Real Estate Fund.........................................................    8
 Optimum Growth Fund......................................................    9
 Value Equity Fund........................................................   10
STATEMENTS OF ASSETS AND LIABILITIES......................................   12
STATEMENTS OF OPERATIONS..................................................   14
STATEMENTS OF CHANGES IN NET ASSETS.......................................   16
FINANCIAL HIGHLIGHTS -- SELECTED PER SHARE DATA AND RATIOS................   18
PORTFOLIOS OF INVESTMENTS
 Blended Equity Fund......................................................   20
 Value and Restructuring Fund.............................................   22
 Small Cap Fund...........................................................   24
 Energy and Natural Resources Fund........................................   26
 Large Cap Growth Fund....................................................   27
 Real Estate Fund.........................................................   28
 Optimum Growth Fund......................................................   29
 Value Equity Fund........................................................   30
NOTES TO FINANCIAL STATEMENTS.............................................   31
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS.........................   42
FEDERAL TAX INFORMATION...................................................   43
VOTING RESULTS OF SPECIAL MEETING OF SHAREHOLDERS.........................   44

For shareholder account information, current price and yield quotations, or to make an initial purchase or obtain a prospectus, call the appropriate tele-phone number listed below:

 . Initial Purchase and Prospectus Information and Shareholder Services 1-800-
  446-1012 (From overseas, call 617-557-8280)
 . Current Price and Yield Information 1-800-446-1012
 . Internet Address: http://www.excelsiorfunds.com

This report must be preceded or accompanied by a current prospectus.

Prospectuses containing more complete information including charges and ex-penses may be obtained by contacting Excelsior Funds, Inc., Excelsior Tax-Ex-empt Funds, Inc. and Excelsior Institutional Trust at 1-800-446-1012.

Investors should read the current prospectus carefully prior to investing or sending money.

Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. are distributed by Edgewood Services, Inc.

You may write to Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Institutional Trust at the following address:

    Excelsior Funds
    c/o Chase Global Funds Services Company
    P.O. Box 2798
    Boston, MA 02208-2798

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, U.S. TRUST COMPANY, THEIR PARENT OR AFFILIATES AND SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

                            LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------

Dear Shareholder:

  The fiscal year ended March 31, 2000 was exciting and rewarding both domestically and abroad. In the U.S. and around the world, preparations for "Y2K" and millennium celebrations consumed everyone's thoughts. The U.S. economy was in the midst of an extraordinary expansion. Simultaneously, Europe prepared for and converted to a new central currency, the Euro. Meanwhile, Asia rebounded from fiscal turmoil in several key markets in early 1999.

  All the major domestic equity indices exhibited strong performance. As the fiscal year ended, the breadth of performance extended from the familiar large-capitalization stocks to the mid-sized and small-cap stocks. Technology stocks led all market sectors to new highs. This occurred, despite several interest rate hikes by the Federal Reserve Board. The rising interest rate environment and continued economic expansion seemed to temper only the performance of the fixed-income markets.

  Given the continued rate of expansion of the U.S. economy, we believe interest rate increases are inevitable. This environment will make the coming year a challenging one in the financial markets. We are confident that the broad array of domestic and international equity as well as taxable and tax-exempt fixed-income funds will help you meet your financial objectives.

  On May 31, 2000, U.S. Trust Corporation, parent of the advisers to the Excelsior Fund family ("U.S. Trust"), merged with a subsidiary of The Charles Schwab Corporation. Earlier in the month, shareholders of the Excelsior Funds approved new advisory contracts that will enable U.S. Trust to remain as the investment adviser to the Excelsior Funds after the merger. We look forward to participating in the benefits which the merger of such outstanding organizations may bring to Excelsior Funds.

                                          Sincerely,

                                          /s/ Frederick S. Wonham
                                          Frederick S. Wonham
                                          Chairman of the Board and President

EXCELSIOR FUNDS, INC.                             DOMESTIC EQUITY MARKET REVIEW
-------------------------------------------------------------------------------

  The fiscal year ending on March 31, 2000 began on a positive note, with news that the economy was continuing to grow strongly with little signs of inflation. In the first week of April 1999, high-tech drove the market higher. The technology-heavy NASDAQ Composite Index rose to a record for the first time in two months. And the Dow Jones Industrial Average climbed over the 10,000 mark on April 7, aided by strong gains from the financial stocks. Small caps continued to under perform the broader market.

  The environment changed dramatically, however, beginning in the second week of April. With surprising rapidity, investors abandoned the relatively small number of growth stocks that had been driving the market for so long -- especially technology -- and poured into beaten-down but economically sensitive cyclical issues and even the long-suffering mid- and small-cap stocks. Part of the catalyst seemed related to the view that the world economy would grow faster than expected. Part may also have been related to valuation issues as well as mounting fears regarding the sustainability of earnings growth. The broadening trend continued in May, though with some volatility. The S&P 500, for instance, started the month strongly, but eventually gave it all back. Small-cap stocks continued to outpace their large-cap brethren, and value continued to outperform growth. Technology stocks continued to suffer, and Internet stocks were hit especially hard.

  Similar trends continued in June 1999. Mid- and small-cap, cyclical, and value-oriented names continued to show strength, and even the pummeled Internet stocks began to show signs of recovery in the latter half of the month. In mid-June, both the equity and fixed-income markets responded positively to Federal Reserve Chairman Alan Greenspan's comments that suggested that the Fed would not raise rates aggressively. This did in fact occur on the final day of the quarter.

  The second quarter began on an encouraging note, rallying on the heels of the rate hike and adoption of a neutral bias. This, along with optimism about corporate profits, pushed the major indices to new highs in the first week of the quarter. The stock market environment quickly grew more mixed thereafter, though computer and tech stocks did manage to push the NASDAQ to record-high territory by mid-month. August was mixed, as the broadening trend that began in April seemed to run out of steam. The recovering cyclicals faded, growth stocks trounced value stocks, big caps regained leadership versus small caps, and technology rebounded. These trends held sway through September.

  The third quarter, however, was remarkably strong for domestic equities. Financial stocks, for instance, were given a boost at the end of October when Congress agreed to repeal portions of the Glass-Steagall Act -- a move expected to spur further consolidation in financial services. Heading into November, the NASDAQ Composite Index continued to be the real story, posting consecutive highs through calendar year end. Also noteworthy, small-cap stocks -- paced by Internet stocks -- rebounded strongly in the quarter.

  The fourth fiscal quarter, however, was decidedly bumpy. Concerns regarding inflation, interest rates, and valuation levels fed speculation that the market might rotate out of technology into the value areas of the market. In fact, in the first days of January, the NASDAQ Composite Index declined, while health care, energy and financials showed signs of life. But -- in a pattern that would repeat itself over and over again in the quarter -- the "rotation" didn't last. Technology came roaring back. Internet, semiconductors, fiber optics, biotechnology, and small-cap stocks all saw strong gains. The same pattern held in February. The start of March saw the DJIA regain some lost ground. In the quarter's final weeks, both the DJIA and S&P 500 showed renewed strength, while the NASDAQ and Russell 2000 Index of small company stocks faltered and then recovered.

EXCELSIOR FUNDS, INC.                                       BLENDED EQUITY FUND
-------------------------------------------------------------------------------

  For the twelve months ended March 31, 2000, the Fund realized a total return of 22.90%,* versus 17.95%** for the Standard & Poor's 500 Composite Stock Price Index. Our investment strategy remained consistent; we emphasized a long-term investment horizon (as opposed to attempts at timing the market), broad portfolio diversification across strategies and investment themes, and solid good business values. Through much of the fiscal year, until well into the fiscal fourth quarter, technology was by far the best-performing sector of the market. Many technology companies were experiencing strong growth as spending on all types of information and communication technology grew due to the burgeoning Internet and the need to reduce costs and improve productivity. Strong technology performers within the Fund included Cisco Systems, Sun Microsystems, EMC, Microsoft, Nokia and Texas Instruments, as well as Yahoo and America Online in the Internet space. The Fund's financial stocks performed very well on a relative basis, despite the substantial increase in long-term interest rates. Financial leaders were Morgan Stanley Dean Witter, Citigroup and American International Group. Other strong performers included CBS, Liberty Media, and Home Depot in the consumer category, General Electric and Honeywell in capital goods and Nextel and General Motors Class H in communications. Gillette and Coca-Cola showed considerable weakness within the consumer staple group. Drug stocks were also weak, due in part to concerns about potential legislation/regulation. Among our recent purchases were Nortel Networks and Motorola, two leading telecommunication equipment companies, and small positions in several promising biotechnology companies. During the latter part of the fourth quarter we felt that actual fundamentals -- as opposed to merely interesting concepts -- were suddenly important again. We began trimming our technology holdings somewhat as we sought a balance of growth and good business value opportunities -- that is, companies who we feel have demonstrated and continue to demonstrate solid growth in a volatile environment.




                                    [GRAPH]
                             Blended Equity Fund            S&P 500

             3/31/99                10,000                  10,000
             3/31/91                10,511                  11,439
             3/31/92                12,284                  12,703
             3/31/93                14,650                  14,639
             3/31/94                15,608                  14,857
             3/31/95                17,895                  17,163
             3/31/96                22,628                  22,669
             3/31/97                25,138                  27,155
             3/31/98                37,912                  40,184
             3/31/99                45,361                  47,598
             3/31/00                55,747                  56,141


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.
  The above illustration compares a $10,000 investment made in Blended Equity Fund and a broad-based index over the past ten fiscal years. All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
------------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Standard & Poor's Corporation--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

EXCELSIOR FUNDS, INC.                              VALUE AND RESTRUCTURING FUND
-------------------------------------------------------------------------------

  For the twelve months ended March 31, 2000, the Fund realized a total return of 42.41%,* far exceeding the Russell 1000 Value Index's return of 6.33%**, and ranked 55 out of 372 funds, based on total return, in the Lipper Multi-Cap Core Funds category*** for the same period. The Fund's long term performance has been excellent as well, ranking 10 out of 120 funds in the same Lipper category for the five years ended March 31, 2000, with a cumulative total return of 254.32%.* The fiscal year began strongly for the Fund. We made few alterations to the portfolio; as always, the Fund remained broadly diversified, and consequently benefited from the broadening of the market that we had been anticipating, specifically the better relative performance of value vs. growth. That said, several of the Fund's more growth-oriented names continued to do well, particularly those in the technology and transportation areas. Conditions grew more challenging in the fiscal second quarter, however. The largest factor impacting Fund performance was the screeching stop to the value stocks' recovery. The portfolio's technology holdings did manage to dampen the negative impact somewhat, however. The Fund's largest individual holdings -- Texas Instruments, Qualcom, Nokia, IBM, Unisys-- proved to be the Fund's best performing in the period. The financials have become a smaller portion of the total, and much of our aerospace holdings were eliminated. We continued to maintain a modest overweight in technology and autos. The Fund had a particularly strong third quarter. Once again, the largest factor impacting performance was the Fund's technology holdings, in particular our long-held positions in Qualcom, Nokia, and IBM. Financials, which had been such an aid to the fund in 1998, were an overall drag on performance. The Fund had a solid fiscal fourth quarter. The performance was noteworthy for the fact that technology and media companies were not the sole performance drivers. Rather, the Fund began to see improved performance from some of the more value-oriented and rate-sensitive holdings (Ford, GM, Centex, and the financials), particularly heading into the quarter's final weeks. Comfortable with its basic structure, we made few changes to the Fund during the quarter. We did take some profits in some of the Fund's technology holdings that had performed exceptionally well.

                                    [GRAPH]

                       Value And Restructuring Fund    Russell 1000 Value Index

         12/31/92                   10,000                      10,000
          3/31/93                   11,014                      10,967
          3/31/94                   13,922                      11,400
          3/31/95                   15,522                      12,678
          3/31/96                   21,184                      16,924
          3/31/97                   25,017                      19,983
          3/31/98                   38,052                      29,408
          3/31/99                   38,615                      30,891
          3/31/00                   54,992                      32,846


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

  The above illustration compares a $10,000 investment made in Value and Restructuring Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: The Russell Company--The Russell 1000 Value Index is an unmanaged index composed of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is composed of the 1000 largest companies in The Russell 5000 Index which is composed of 3,000 of the largest U.S. companies by market capitalization. The Index includes dividends reinvested.
*** Source: Lipper Analytical Services, Inc--Lipper is an independent mutual fund performance monitor.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

EXCELSIOR FUNDS, INC.                                            SMALL CAP FUND
-------------------------------------------------------------------------------

  For the twelve months ended March 31, 2000, the Fund realized a total return of 65.91%* strongly outpacing the Russell 2000 Index's return of 37.29%** and ranked 50 out of 198 funds, based on total return, in the Lipper Small-Cap Core Funds category*** for the same period. For the five years ended March 31, 2000, the Fund ranked 59 out of 63 funds in the same Lipper category, with a cumulative total return of 78.78%.* The first fiscal quarter began strongly for the Fund and small-cap issues in general -- which outperformed large caps for the first time in more than two years. The Fund's strong performance was driven by holdings in the technology and retail sectors. These contributions were offset in part by weakness among some of the Fund's health care holdings. The second quarter saw the positive trends reverse. Relative performance in this period was dominated by Fund holdings in the technology and health care sector. The fiscal third quarter, however, saw the return of small caps, and Fund performance picked up accordingly. Performance was led by a variety of issues in the technology, health care, and financial services sectors. The strong performance continued into the fiscal fourth quarter, once again led by technology and health care issues.


                                    [GRAPH]

                                                      The Russell 2000
                               Small Cap Fund         Stock Price Index

            12/31/92                10,000                   10,000
             3/31/93                10,571                   10,440
             3/31/94                12,503                   11,590
             3/31/95                14,398                   12,210
             3/31/96                17,031                   15,770
             3/31/97                14,590                   16,576
             3/31/98                19,745                   23,530
             3/31/99                15,518                   19,705
             3/31/00                25,746                   27,053


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. There is greater volatility associated with an investment in the Small Cap Market.

  The above illustration compares a $10,000 investment made in Small Cap Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: The Russell Company--The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The index includes dividends reinvested.
*** Source: Lipper Analytical Services, Inc--Lipper is an independent mutual fund performance monitor.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

EXCELSIOR FUNDS, INC.                          ENERGY AND NATURAL RESOURCES FUND
--------------------------------------------------------------------------------

  For the twelve months ended March 31, 2000, the Fund realized a total return of 44.61%,* strongly outpacing the Standard & Poor's 500 Composite Stock Price Index's return of 17.95%,** and ranked 12 out of 59 funds, based on total return, in the Lipper Natural Resources Funds category*** for the same period. The Fund's long term performance has also been excellent as well, ranking 2 out of 30 funds in the same Lipper category for the five years ended March 31, 2000, with a cumulative total return of 146.69%.* A major catalyst for the Fund during the first quarter proved to be the March OPEC agreement to implement a third round of production cuts to reduce surplus global inventory levels. The Fund capitalized on this announcement via a shift of assets from the more defensive major integrated oils and pipeline/utilities sectors into the commodity-sensitive exploration & production and oil service sectors. In the ensuing two quarters, however, the Fund basically treaded water. While oil prices continued their ascent, investors remained skeptical as to the sustainability of such a sharp advance. During this period, our top energy holdings remained ExxonMobil, Royal Dutch Chevron and USX-Marathon -- which we believed would be major beneficiaries of declining oil prices. We remained overweighted in the oil service sector, given a cyclical up trend in capital spending by the major oil companies. Fund performance picked up dramatically in the fiscal fourth quarter as the energy sector benefited from a strong cyclical up trend in oil and natural gas prices as field depletion and OPEC discipline tightened supply. During the quarter, we initiated positions in Phillips Petroleum, and Atlantic Richfield and added to British Petroleum and Tosco, an independent refiner. Looking ahead, we believed that the major integrated oil companies would outperform as oil prices declined. And given the recent OPEC quota increase, we believe that oil will cede front-page coverage to natural gas prices, which stand to rise due to field depletion and rising demand from new gas-fired power generation plants. To capture this upside potential, during the fourth quarter, we initiated positions in Unocal, Union Pacific Resources, Barrett Resources, EEX Corp., El Paso Energy Corp., and Santa Fe Snyder.


                                    [GRAPH]

                              Energy And Natural    The Standard & Poors 500
                                Resources Fund    Composite Stock Price Index

            12/31/92                10,000                   10,000
             3/31/93                11,157                   10,440
             3/31/94                11,094                   10,590
             3/31/95                11,568                   12,240
             3/31/96                14,067                   16,160
             3/31/97                18,045                   19,365
             3/31/98                22,551                   28,650
             3/31/99                19,793                   33,935
             3/31/00                28,622                   40,026

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.


  The above illustration compares a $10,000 investment made in Energy and Natural Resources Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Standard & Poor's Corporation--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
*** Source: Lipper Analytical Services, Inc--Lipper is an independent mutual fund performance monitor.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

EXCELSIOR FUNDS, INC.                                     LARGE CAP GROWTH FUND
-------------------------------------------------------------------------------

  For the twelve months ended March 31, 2000, the Fund realized a total return of 32.73%* versus 34.11%** for The Russell 1000 Growth Index. As always, we continued to focus exclusively on high-quality, large-cap companies that we believe have superior growth potential. We concentrate the Fund in roughly 25 names and we don't concern ourselves with issues of market timing and valuation. Our policy is to let the winners run and to eliminate the losers and/or those companies whose fundamental earnings outlook deteriorates for what we expect will be a sustained period of time. As a result, the Fund's largest holdings are generally its best performing as well. The Fund's top holdings, as of fiscal year end, included EMC, America Online, Intel, Home Depot, Dell Computer, Nokia, Microsoft, Medtronic, and Sun Microsystems. Throughout the year, the Fund's technology companies continued to be important contributors to performance. Among these, we would highlight BMC Software (eliminated in the fiscal fourth quarter), Nokia, Sun Microsystems, America Online, and JDS Uniphase. We feel all of our holdings have strong balance sheets and use less debt financing than the average company, and continue to benefit from several powerful trends; accelerating Internet activity, the proliferation of wireless communication, increasing globalization of the financial markets, and the trend toward outsourcing of non-mission-critical business activities. We continue to focus on making long-term commitments to leading companies in fast-growing industries.





                                    [GRAPH]

                           Large Cap Growth Fund       Russell 1000 Growth Index

         10/1/97                   10,000                       10,000
         3/31/98                   12,157                       11,690
         9/30/98                   12,157                       11,110
         3/31/99                   20,429                       14,976
         9/30/99                   19,757                       14,979
         3/31/00                   27,115                       20,084


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.
  The above illustration compares a $10,000 investment made in Large Cap Growth Fund and a broad-based index since 10/1/97 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
------------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: The Russell Company--The Russell 1000 Growth Index is an unmanaged index composed of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is composed of the 1000 largest companies in The Russell 3000 Index which is composed of 3,000 of the largest U.S. companies by market capitalization. The Index includes dividends reinvested.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

EXCELSIOR FUNDS, INC.                                          REAL ESTATE FUND
-------------------------------------------------------------------------------

  For the twelve months ended March 31, 2000, the Fund realized a total return of 0.58%* versus 2.94%** for the Morgan Stanley's REIT Index. The first fiscal quarter saw REITs and real estate securities rebound. The group outperformed broader markets in April and peaked in May. Thereafter, concerns about inflation and interest rates put a damper on performance. The second quarter saw the previous quarter's gains eroded. Non-REIT real estate holdings in the Fund were particularly weak. Of the property types, hotels detracted from performance. The apartment companies were among the Fund's better performers. Difficult conditions persisted in the third quarter. In our view, higher interest rates and the supply and demand issues in a few of the property subsectors pressured the group downward. For the Fund, exposure to health care hurt performance; however, an underweighting in the hotel segment and the relative outperformance by apartment REITs served as an offset. In the fourth quarter, fears of increasing interest rates and the strong performance of the "new economy" companies both weighed on the group. Offsetting these factors were the strong fundamental trends, current low valuations and high current returns. The Fund was negatively impacted by weakness in some of the smaller-cap stocks, while the health care and retail names helped. We retained exposure to all major property types while reducing the number of overall names slightly. We reduced exposure to the retail segment with the sale of Developers Diversified. Looking ahead we view the fundamental prospects for the industry as strong. We continue to be somewhat cautious on the hotel and health care segments.


                                    [GRAPH]

                            Real Estate Fund        Morgan Stanley REIT Index

         10/1/97                10,000                        10,000
         3/31/98                10,226                        10,316
         9/30/98                 8,946                         8,822
         3/31/99                 8,431                         8,219
         9/30/99                 8,355                         8,068
         3/31/00                 8,480                         8,222


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

  The above illustration compares a $10,000 investment made in Real Estate Fund and a broad-based index since 10/1/97 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
   * Total return represents the change during the period in a hypothetical account with dividends reinvested.
  ** Source: Morgan Stanley & Co., Incorporated--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Morgan Stanley REIT Index is an unmanaged capitalization-weighted index composed of the largest and most actively traded REITs designed to provide a broad measure of real estate equity performance.
   + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

EXCELSIOR INSTITUTIONAL TRUST                               OPTIMUM GROWTH FUND
-------------------------------------------------------------------------------

  For the twelve months ended March 31, 2000, the Fund realized a total return of 27.40%* versus 34.11%** for the Russell 1000 Growth Index. As always, we continued to focus exclusively on high-quality, large-cap companies that we believe have superior growth potential. We concentrate the Fund in roughly 25 names and we don't concern ourselves with issues of market timing and valuation. Our policy is to let the winners run and to eliminate the losers and/or those companies whose fundamental earnings outlook deteriorates for what we expect will be a sustained period of time. As a result, the Fund's largest holdings are generally its best performing as well. The Fund's top holdings, as of fiscal year end, included EMC, America Online, Intel, Home Depot, Dell Computer, Nokia, Microsoft, Medtronic, and Sun Microsystems. In addition, a structured overlay, representing 30% of the Fund assets, consists of a complimentary basket of stocks selected from the Russell 1000 growth stocks. The overlay is designed to increase diversification and reduce volatility without materially inhibiting return potential. Throughout the year, the Fund's technology companies continued to be important contributions to performance. Among these, we would highlight BMC Software, Nokia, Sun Microsystems, America Online, and JDS Uniphase. We feel our holdings have strong balance sheets and use less debt financing than the average company, and continue to benefit from several powerful trends: accelerating Internet activity, the proliferation of wireless communication, increasing globalization of the financial markets, and the trend toward outsourcing of non-mission-critcal business activities. We continue to focus on making long-term commitments to leading companies in fast-growing industries.

                                    [GRAPH]

                           Optimum Growth Fund     Russell 1000 Growth Index****

          6/1/96                  10,000                      10,000
         9/30/96                  10,121                      10,360
         3/31/97                  10,331                      11,047
         9/30/97                  13,544                      14,121
         3/31/98                  16,572                      16,507
         9/30/98                  16,948                      15,689
         3/31/99                  27,841                      21,136
         9/30/99                  26,764                      21,145
         3/31/00                  35,469                      28,386


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

  The above illustration compares a $10,000 investment made in Optimum Growth Fund and a broad-based index since 6/1/96 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: The Russell Company--The Russell 1000 Growth Index is an unmanaged index and is composed of the 1,000 companies with higher price-to-book ratios and higher forecasted growth values in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The Index includes dividends reinvested.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

EXCELSIOR INSTITUTIONAL TRUST                                  VALUE EQUITY FUND
--------------------------------------------------------------------------------

  For the twelve months ended March 31, 2000, the Fund realized a total return of 41.60%,* exceeding the Russell 1000 Value Index's return of 6.33%,** and ranked 61 out of 372 funds, based on total return, in the Lipper Multi-Cap Core Funds category*** for the same period. The fiscal year began strongly for the Fund. We made few alterations to the portfolio; as always, the Fund remained broadly diversified, and consequently benefited from the broadening of the market that we had been anticipating, specifically the better relative performance of value vs. growth. That said, several of the Fund's more growth-oriented names continued to do well, particularly those in the technology and transportation areas. Conditions grew more challenging in the fiscal second quarter, however. The largest factor impacting Fund performance was the screeching stop to the value stocks' recovery. The portfolio's technology holdings did manage to dampen the negative impact somewhat, however. The Fund's largest individual holdings include Nokia, Global Crossing, IBM, Texas Instruments, Bristol Myers, AT&T, and Liberty Media. These were also among the Fund's best performers in the quarter. Once again, at least in the third quarter, technology was the principal performance driver -- in particular our long-held positions in Nokia (the Fund's largest position) and IBM. Other strong gains were seen in the Fund's small positions in Akamai Technologies, Bluestone Software, and Broadbase Software. Financials, which had been such an aid to the fund in 1998, were an overall drag on performance. In the final quarter, however, the Fund began to see improved performance from some of the more value-oriented and rate-sensitive holdings (Ford, GM, Centex, and the financials). Comfortable with its basic structure, we made few changes to the Fund during the quarter. We did take some profits in some technology holdings that had performed exceptionally well.


                                    [GRAPH]

                              Value Equity Fund       Russell 1000 Value Index

        6/1/96                      10,000                      10,000
       9/30/96                       9,600                      10,299
       3/31/97                       9,379                      11,607
       9/30/97                      12,649                      14,657
       3/31/98                      14,171                      17,096
       9/30/98                      11,764                      15,183
       3/31/99                      14,821                      17,958
       9/30/99                      15,452                      18,024
       3/31/00                      20,987                      19,095


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

  The above illustration compares a $10,000 investment made in Value Equity Fund and a broad-based index since 6/1/96 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: The Russell Company--The Russell 1000 Value Index is an unmanaged index and is composed of the 1,000 companies with lower price-to-book ratios and lower forecasted growth values in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The Index includes dividends reinvested.
*** Source: Lipper Analytical Securities, Inc.--Lipper is an independent mutual fund performance monitor.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

                      [THIS PAGE LEFT INTENTIONALLY BLANK]

Excelsior Funds, Inc.
Statements of Assets and Liabilities
March 31, 2000


                                                     Value and
                                      Blended      Restructuring    Small Cap
                                    Equity Fund         Fund           Fund
                                   --------------  --------------  ------------
  ASSETS:
   Investments, at cost-see
   accompanying portfolios.......  $  430,893,534  $  797,411,228  $ 86,276,051
                                   ==============  ==============  ============
   Investments, at value (Note
   1)............................  $  996,288,467  $1,219,188,316  $107,578,987
   Cash..........................           3,821       3,593,201     1,894,615
   Dividends receivable..........         590,024         508,704        21,894
   Interest receivable...........         119,784         361,993        54,244
   Receivable from fund
   administrator.................        --              --             --
   Receivable for investments
   sold..........................      15,088,688        --             490,046
   Receivable for fund shares
   sold..........................         818,337       1,906,603         2,740
   Prepaid expenses..............          24,592          22,672         1,772
   Unamortized organization costs
   (Note 5)......................        --              --             --
                                   --------------  --------------  ------------
   Total Assets..................   1,012,933,713   1,225,581,489   110,044,298
  LIABILITIES:
   Payable for investments
   purchased.....................      15,187,222      15,540,799     2,003,609
   Options written, at value
   (Premiums received: Value and
   Restructuring Fund --
   $1,365,704) (Note 1)..........        --             1,343,750       --
   Payable for fund shares
   redeemed......................       3,456,711         246,763       --
   Investment advisory fees
   payable (Note 2)..............         532,871         646,917        48,685
   Administration fees payable
   (Note 2)......................         105,276          72,976         5,810
   Administrative servicing fees
   payable (Note 2)..............          76,743         236,532        15,707
   Directors'/Trustees' fees
   payable (Note 2)..............           5,225           5,043           352
   Due to custodian bank.........        --              --             --
   Accrued expenses and other
   payables......................         160,560         244,416        29,121
                                   --------------  --------------  ------------
   Total Liabilities.............      19,524,608      18,337,196     2,103,284
                                   --------------  --------------  ------------
  NET ASSETS.....................     993,409,105   1,207,244,293   107,941,014
                                   ==============  ==============  ============
  NET ASSETS consist of:
   Undistributed net investment
   income........................  $      106,798  $      368,312  $      5,680
   Accumulated net realized gain
   (loss) on investments.........        (963,687)    (21,035,527)    7,572,435
   Unrealized appreciation
   (depreciation) of investments,
   written options and foreign
   currency translations.........     565,394,933     421,799,062    21,302,936
   Par value (Note 4)............          19,622          35,618         7,014
   Paid-in capital in excess of
   par value.....................     428,851,439     806,076,828    79,052,949
                                   --------------  --------------  ------------
  Total Net Assets...............  $  993,409,105  $1,207,244,293  $107,941,014
                                   ==============  ==============  ============
  Net Assets:
   Shares........................  $  993,409,105  $1,207,244,293  $107,941,014
   Institutional Shares..........        --              --             --
  Shares outstanding (Note 4):
   Shares........................      19,621,666      35,617,956     7,014,232
   Institutional Shares..........        --              --             --
  NET ASSET VALUE PER SHARE (net
  assets / shares outstanding):
   Shares........................          $50.63          $33.89        $15.39
                                           ======          ======        ======
   Institutional Shares..........            --              --            --
                                            =====           =====         =====

                       See Notes to Financial Statements

     Energy and         Large Cap                       Optimum         Value
  Natural Resources       Growth       Real Estate       Growth        Equity
        Fund               Fund           Fund            Fund          Fund
  -----------------    ------------    -----------    ------------   -----------
     $50,041,114       $298,328,578    $38,406,097    $ 45,533,476   $27,881,992
     ===========       ============    ===========    ============   ===========
     $68,452,414       $502,782,778    $33,458,826    $107,059,564   $54,844,454
          77,032                315         35,693         --            --
          20,552             75,521        222,349          45,563        31,955
          14,100              4,215            750           4,968           821
           4,108            --             --              --            --
       1,834,914            --             --            1,988,020       356,222
       1,404,756          1,333,752        --               17,635       --
           1,413             10,320            713           2,600         1,384
         --                  32,413         15,748             280           280
     -----------       ------------    -----------    ------------   -----------
      71,809,289        504,239,314     33,734,079     109,118,630    55,235,116
         598,212          4,388,570        --              955,387       274,537
         --                 --             --              --            --
          36,991          1,085,708        --              --            --
          17,868            250,917         14,043          28,911        21,904
         --                  55,827          4,072          12,357         7,309
          11,420             47,956          5,509         --            --
             337              2,060            224           1,591           629
         --                 --             --              147,106       599,821
          18,791             94,178          6,788         117,779        16,669
     -----------       ------------    -----------    ------------   -----------
         683,619          5,925,216         30,636       1,263,131       920,869
     -----------       ------------    -----------    ------------   -----------
      71,125,670        498,314,098     33,703,443     107,855,499    54,314,247
     ===========       ============    ===========    ============   ===========
     $    38,319       $    --         $   164,424    $    --        $       688
       3,905,113        (15,320,174)    (6,926,361)     11,006,925       884,672
      18,411,300        204,454,200     (4,947,271)     61,526,088    26,962,472
           4,674             26,260          6,464              35            25
      48,766,264        309,153,812     45,406,187      35,322,451    26,466,390
     -----------       ------------    -----------    ------------   -----------
     $71,125,670       $498,314,098    $33,703,443    $107,855,499   $54,314,247
     ===========       ============    ===========    ============   ===========
     $71,125,670       $498,314,098    $33,703,443    $ 21,966,660   $   336,490
         --                 --             --           85,888,839    53,977,757
       4,674,763         26,259,855      6,464,246         718,607        15,766
         --                 --             --            2,785,986     2,531,945
          $15.21             $18.98          $5.21          $30.57        $21.34
          ======             ======          =====          ======        ======
            --                 --             --            $30.83        $21.32
           =====              =====          =====          ======        ======

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Statements of Operations
Year Ended March 31, 2000


                                                       Value and
                                         Blended     Restructuring   Small Cap
                                       Equity Fund       Fund          Fund
                                       ------------  -------------  -----------
  INVESTMENT INCOME:
   Interest income...................  $    566,507  $  1,036,447   $   352,990
   Dividend income...................     8,014,342     8,211,375       188,188
                                       ------------  ------------   -----------
   Total Income......................     8,580,849     9,247,822       541,178
  EXPENSES:
   Investment advisory fees (Note
   2)................................     6,124,110     4,826,637       347,596
   Administration fees (Note 2)......     1,242,439     1,224,733        88,136
   Administrative servicing fees
   (Note 2)..........................       383,171     1,019,489        68,012
   Custodian fees....................       205,814       214,026        28,374
   Shareholder servicing agent fees..       151,681       657,411        35,382
   Legal and audit fees..............        88,155        80,652         4,897
   Shareholder reports...............        64,983        69,593         4,359
   Directors'/Trustees' fees and
   expenses (Note 2).................        20,705        20,278         1,176
   Registration and filing fees......        18,684        48,738        12,055
   Amortization of organization costs
   (Note 5)..........................       --            --            --
   Distribution fees (Note 2)........       --            --            --
   Miscellaneous expenses............        45,042       129,779        10,968
                                       ------------  ------------   -----------
   Total Expenses....................     8,344,784     8,291,336       600,955
   Fees waived by investment adviser
   and administrators (Note 2).......      (383,171)   (1,019,489)      (68,012)
                                       ------------  ------------   -----------
   Net Expenses......................     7,961,613     7,271,847       532,943
                                       ------------  ------------   -----------
  NET INVESTMENT INCOME (LOSS).......       619,236     1,975,975         8,235
                                       ------------  ------------   -----------
  REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 1):
   Net realized gain (loss):
   Security transactions.............    14,070,026    (1,209,577)   11,251,028
   Foreign currency transactions.....       --             (4,458)      --
                                       ------------  ------------   -----------
   Total net realized gain (loss)....    14,070,026    (1,214,035)   11,251,028
   Change in unrealized
   appreciation/depreciation on
   investments, written options and
   foreign currency translations
   during the year...................   191,700,096   294,661,200    19,556,536
                                       ------------  ------------   -----------
   Net realized and unrealized gain
   (loss) on investments.............   205,770,122   293,447,165    30,807,564
                                       ------------  ------------   -----------
   Net increase (decrease) in net
   assets resulting from operations..  $206,389,358  $295,423,140   $30,815,799
                                       ============  ============   ===========

                       See Notes to Financial Statements

     Energy and        Large Cap                   Optimum       Value
  Natural Resources      Growth     Real Estate    Growth       Equity
        Fund              Fund         Fund         Fund         Fund
  -----------------   ------------  -----------  -----------  -----------
     $   129,390      $    755,541  $    62,599  $    95,383  $    10,808
         593,976           982,182    2,454,715      523,906      515,638
     -----------      ------------  -----------  -----------  -----------
         723,366         1,737,723    2,517,314      619,289      526,446
         324,360         2,478,037      341,623      655,463      308,517
          82,257           502,675       52,241      153,552       72,228
          58,922           195,790       32,706       13,786      --
          19,390            85,616       11,997       27,856       16,344
          63,797           133,207       10,256       14,408       10,995
           5,434            34,396        3,610       24,633       10,881
           4,859            24,621        3,901       13,295        3,870
           1,300             8,632          845        5,107        2,380
          18,367            18,183       15,352       23,092       21,334
         --                  4,487        5,918          245          245
         --                --           --            45,308          343
           5,638            51,770        3,983        6,804        3,457
     -----------      ------------  -----------  -----------  -----------
         584,324         3,537,414      482,432      983,549      450,594
         (58,922)         (195,790)     (72,495)    (135,244)     (71,673)
     -----------      ------------  -----------  -----------  -----------
         525,402         3,341,624      409,937      848,305      378,921
     -----------      ------------  -----------  -----------  -----------
         197,964        (1,603,901)   2,107,377     (229,016)     147,525
     -----------      ------------  -----------  -----------  -----------
       9,381,472       (11,743,135)  (4,822,127)  22,425,776    1,293,913
            (453)          --           --           --            (2,680)
     -----------      ------------  -----------  -----------  -----------
       9,381,019       (11,743,135)  (4,822,127)  22,425,776    1,291,233
      10,323,732       121,578,266    2,590,497    3,177,959   15,693,776
     -----------      ------------  -----------  -----------  -----------
      19,704,751       109,835,131   (2,231,630)  25,603,735   16,985,009
     -----------      ------------  -----------  -----------  -----------
     $19,902,715      $108,231,230  $  (124,253) $25,374,719  $17,132,534
     ===========      ============  ===========  ===========  ===========

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Statements of Changes in Net Assets


                                                      Value and
                                        Blended     Restructuring    Small Cap
                                      Equity Fund        Fund           Fund
                                      ------------  --------------  ------------
  Year Ended March 31, 2000
  Net investment income (loss)......  $    619,236  $    1,975,975  $      8,235
  Net realized gain (loss) on
  investments.......................    14,070,026      (1,209,577)   11,251,028
  Net realized loss on foreign
  currency transactions.............       --               (4,458)      --
  Change in unrealized
  appreciation/depreciation of
  investments, written options and
  foreign currency translations
  during the year...................   191,700,096     294,661,200    19,556,536
                                      ------------  --------------  ------------
  Net increase (decrease) in net
  assets resulting from operations..   206,389,358     295,423,140    30,815,799
  Distributions to shareholders:
   From net investment income
   Shares...........................    (1,149,475)     (2,302,013)      --
   Institutional Shares.............       --             --             --
   From net realized gain on
   investments
   Shares...........................   (24,632,190)       --             --
   Institutional Shares.............       --             --             --
   In excess of net realized gain on
   investments
   Shares...........................      (963,687)       --             --
                                      ------------  --------------  ------------
    Total distributions.............   (26,745,352)     (2,302,013)      --
                                      ------------  --------------  ------------
  Increase (decrease) in net assets
  from fund share transactions (Note
  4)
   Shares...........................    93,492,128     319,508,408    33,336,782
   Institutional Shares.............       --             --             --
                                      ------------  --------------  ------------
    Total from fund share
    transactions....................    93,492,128     319,508,408    33,336,782
                                      ------------  --------------  ------------
  Net increase in net assets........   273,136,134     612,629,535    64,152,581
  NET ASSETS:
   Beginning of year................   720,272,971     594,614,758    43,788,433
                                      ------------  --------------  ------------
   End of year (1)..................  $993,409,105  $1,207,244,293  $107,941,014
                                      ============  ==============  ============
   (1) Including undistributed net
   investment income................  $    106,798  $      368,312  $      5,680
                                      ============  ==============  ============
  Year Ended March 31, 1999
  Net investment income (loss)......  $  1,829,485  $    3,230,272  $    (17,160)
  Net realized gain (loss) on
  investments.......................    10,562,173     (20,078,685)   (3,681,149)
  Net realized gain (loss) on
  foreign currency transactions.....       --             --             --
  Change in unrealized
  appreciation/depreciation of of
  investments and foreign currency
  translations during the year......   101,900,285      20,524,738   (10,537,167)
                                      ------------  --------------  ------------
  Net increase (decrease) in net
  assets resulting from operations..   114,291,943       3,676,325   (14,235,476)
  Distributions to shareholders:
   From net investment income
   Shares...........................    (2,123,860)     (2,676,861)      --
   Institutional Shares.............       --             --             --
   From net realized gain on
   investments
   Shares...........................    (8,071,808)     (3,609,196)     (601,984)
   Institutional Shares.............       --             --             --
                                      ------------  --------------  ------------
    Total distributions.............   (10,195,668)     (6,286,057)     (601,984)
                                      ------------  --------------  ------------
  Increase (decrease) in net assets
  from fund share transactions (Note
  4)
   Shares...........................    21,268,126     208,777,082    (9,922,033)
   Institutional Shares.............       --             --             --
                                      ------------  --------------  ------------
     Total from fund share
     transactions...................    21,268,126     208,777,082    (9,922,033)
                                      ------------  --------------  ------------
  Net increase (decrease) in net
  assets............................   125,364,401     206,167,350   (24,759,493)
  NET ASSETS:
   Beginning of year................   594,908,570     388,447,408    68,547,926
                                      ------------  --------------  ------------
   End of year (2)..................  $720,272,971  $  594,614,758  $ 43,788,433
                                      ============  ==============  ============
 --------
   (2) Including undistributed net
   investment income................  $    637,027  $      812,147  $         --
                                      ============  ==============  ============

 --------

                       See Notes to Financial Statements

     Energy and        Large Cap                   Optimum        Value
  Natural Resources      Growth     Real Estate     Growth       Equity
        Fund              Fund         Fund          Fund         Fund
  -----------------   ------------  -----------  ------------  -----------
     $   197,964      $ (1,603,901) $ 2,107,377  $   (229,016) $   147,525
       9,381,472       (11,743,135)  (4,822,127)   22,425,776    1,293,913
            (453)          --           --            --            (2,680)
      10,323,732       121,578,266    2,590,497     3,177,959   15,693,776
     -----------      ------------  -----------  ------------  -----------
      19,902,715       108,231,230     (124,253)   25,374,719   17,132,534
        (250,304)          --        (1,966,824)      --              (342)
         --                --           --            --          (231,511)
      (2,177,387)          --           --         (2,801,624)      (1,336)
         --                --           --        (11,457,427)    (885,998)
         --                --           --            --           --
     -----------      ------------  -----------  ------------  -----------
      (2,427,691)          --        (1,966,824)  (14,259,051)  (1,119,187)
     -----------      ------------  -----------  ------------  -----------
      10,629,906       138,535,123    2,953,645     7,591,166      161,435
         --                --           --        (11,310,189)  (1,291,679)
     -----------      ------------  -----------  ------------  -----------
      10,629,906       138,535,123    2,953,645    (3,719,023)  (1,130,244)
     -----------      ------------  -----------  ------------  -----------
      28,104,930       246,766,353      862,568     7,396,645   14,883,103
      43,020,740       251,547,745   32,840,875   100,458,854   39,431,144
     -----------      ------------  -----------  ------------  -----------
     $71,125,670      $498,314,098  $33,703,443  $107,855,499  $54,314,247
     ===========      ============  ===========  ============  ===========
     $    38,319      $    --       $   164,424  $    --       $       688
     ===========      ============  ===========  ============  ===========
     $   421,436      $   (602,021) $ 2,051,938  $    (27,456) $   301,463
      (3,055,181)       (3,363,023)  (2,123,845)    4,906,503    2,731,686
         --                --           --           --             (1,063)
      (3,816,865)       76,691,074   (7,647,372)   35,505,018   (1,255,930)
     -----------      ------------  -----------  ------------  -----------
      (6,450,610)       72,726,030   (7,719,279)   40,384,065    1,776,156
        (363,702)          --        (2,054,358)      --              (217)
         --                --           --            (10,785)    (276,362)
         --                --           --            --            (6,437)
         --                --           --            --        (3,002,331)
     -----------      ------------  -----------  ------------  -----------
        (363,702)          --        (2,054,358)      (10,785)  (3,285,347)
     -----------      ------------  -----------  ------------  -----------
       3,660,605       131,293,057    1,443,788     1,173,446       48,306
         --                --           --            869,600    6,048,555
     -----------      ------------  -----------  ------------  -----------
       3,660,605       131,293,057    1,443,788     2,043,046    6,096,861
     -----------      ------------  -----------  ------------  -----------
      (3,153,707)      204,019,087   (8,329,849)   42,416,326    4,587,670
      46,174,447        47,528,658   41,170,724    58,042,528   34,843,474
     -----------      ------------  -----------  ------------  -----------
     $43,020,740      $251,547,745  $32,840,875  $100,458,854  $39,431,144
     ===========      ============  ===========  ============  ===========
     $    91,112      $    --       $    23,871  $    --       $    87,696
     ===========      ============  ===========  ============  ===========

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Financial Highlights--Selected Per Share Data and Ratios
  For a Fund share outstanding throughout each period.

                                                  Net Realized                        Distributions  Distributions in
                            Net Asset    Net     and Unrealized            Dividends     From Net     Excess of Net
                             Value,   Investment  Gain (Loss)   Total From  From Net  Realized Gain   Realized Gain
                            Beginning   Income   on Investments Investment Investment on Investments  on Investments
                            of Period   (Loss)    and Options   Operations   Income    and Options     and Options
                            --------- ---------- -------------- ---------- ---------- -------------- ----------------
  BLENDED EQUITY FUND --
    (4/25/85*)
  Shares:
  Year Ended March 31,
  1996....................   $21.40     $ 0.12       $ 5.21       $ 5.33     $(0.11)      $(2.19)            --
  1997....................    24.43       0.18         2.50         2.68      (0.14)       (1.16)            --
  1998....................    25.81       0.16        12.59        12.75      (0.16)       (2.28)            --
  1999....................    36.12       0.11         6.90         7.01      (0.13)       (0.49)            --
  2000....................    42.51       0.03         9.54         9.57      (0.06)       (1.34)         $(0.05)
  Trust Shares --
    (11/12/96*)
  Period Ended March 31,
   1997...................    26.30       0.04         0.03         0.07      (0.03)       (0.56)            --
  Period from April 1,
   1997 to October
   27,1997................    25.78       0.02         4.67         4.69      (0.05)         --              --
  VALUE AND RESTRUCTURING
   FUND -- (12/31/92*)
  Shares:
  Year Ended March 31,
  1996....................   $10.55     $ 0.10       $ 3.71       $ 3.81     $(0.09)      $(0.24)            --
  1997....................    14.03       0.13         2.36         2.49      (0.12)       (0.47)            --
  1998....................    15.93       0.10         8.12         8.22      (0.09)       (0.27)            --
  1999....................    23.79       0.13         0.21         0.34      (0.11)       (0.14)            --
  2000....................    23.88       0.07        10.03        10.10      (0.09)         --              --
  Trust Shares --
    (9/19/96*)
  Period Ended March 31,
   1997...................    14.61       0.05         1.53         1.58      (0.05)       (0.23)            --
  Period from April 1,
   1997 to June 30,1997...    15.91       0.02         2.94         2.96      (0.02)         --              --
  SMALL CAP FUND --
    (12/31/92*)
  Shares:
  Year Ended March 31,
  1996....................   $ 9.77     $(0.02)      $ 1.72       $ 1.70        --        $(0.69)            --
  1997....................    10.78      (0.03)       (1.43)       (1.46)       --         (0.10)         $(0.39)
  1998....................     8.83      (0.01)        3.13         3.12        --           --              --
  1999....................    11.95        -- ++      (2.56)       (2.56)       --         (0.12)            --
  2000....................     9.27        -- ++       6.12         6.12        --           --              --
  Trust Shares --
    (9/6/96*)
  Period Ended March 31,
   1997...................     9.98      (0.03)       (0.92)       (0.95)       --         (0.22)            --
  Period from April 1,
   1997 to October
   27,1997................     8.81      (0.03)        2.52         2.49        --           --              --
  ENERGY AND NATURAL
   RESOURCES FUND --
    (12/31/92*)
  Year Ended March 31,
  1996....................   $ 7.92     $ 0.07       $ 1.63       $ 1.70     $(0.07)         --              --
  1997....................     9.55       0.09         2.60         2.69      (0.09)      $(1.03)            --
  1998....................    11.12       0.09         2.69         2.78      (0.10)       (1.07)         $(0.07)
  1999....................    12.66       0.10        (1.65)       (1.55)     (0.09)         --              --
  2000....................    11.02       0.04         4.72         4.76      (0.06)       (0.51)            --
  LARGE CAP GROWTH FUND --
    (10/1/97*)
  Period Ended March 31,
   1998...................   $ 7.00        --        $ 1.51       $ 1.51        --           --              --
  Year Ended March 31,
  1999....................     8.51     $(0.03)        5.82         5.79        --           --              --
  2000....................    14.30      (0.06)        4.74         4.68        --           --              --
  REAL ESTATE FUND --
    (10/1/97*)
  Period Ended March 31,
   1998...................   $ 7.00     $ 0.15       $ 0.01       $ 0.16     $(0.11)         --              --
  Year Ended March 31,
  1999....................     7.05       0.33        (1.55)       (1.22)     (0.33)         --              --
  2000....................     5.50       0.34        (0.31)        0.03      (0.32)         --              --
  OPTIMUM GROWTH FUND --
    (7/3/96*)
  Shares:
  Period Ended March 31,
   1997...................   $ 9.87     $ 0.02       $ 0.31       $ 0.33     $(0.02)         --              --
  Year Ended March 31,
  1998....................    10.18      (0.01)        6.15         6.14      (0.01)         --              --
  1999....................    16.31      (0.06)       11.15        11.09        --           --              --
  2000....................    27.40      (0.11)        7.16         7.05        --        $(3.88)            --
  VALUE EQUITY FUND --
    (1/15/97*)
  Shares:
  Period Ended March 31,
   1997...................   $12.08     $ 0.01       $(0.76)      $(0.75)       --           --              --
  Year Ended March 31,
  1998....................    11.33       0.07         5.57         5.64     $(0.06)      $(0.80)            --
  1999....................    16.11       0.08         0.55         0.63      (0.07)       (1.32)            --
  2000....................    15.35       0.01         6.35         6.36      (0.05)       (0.32)            --

 * Commencement of Operations  ** Not Annualized  *** Annualized
 + Expense ratios before waiver of fees and reimbursement of expenses (if any)
   by adviser and administrators.
++ Amount represents less than $0.01 per share.
                       See Notes to Financial Statements

                                                    Ratio of Net Ratio of Gross Ratio of Net
                                        Net Assets,  Operating     Operating     Investment
                  Net Asset                 End       Expenses      Expenses    Income (Loss)  Portfolio    Fee
      Total       Value, End Total       of Period   to Average    to Average    to Average    Turnover   Waivers
  Distributions   of Period  Return        (000)     Net Assets   Net Assets +   Net Assets      Rate     (Note 2)
  -------------   ---------- ------     ----------- ------------ -------------- -------------  ---------  --------
     $(2.30)        $24.43    26.45 %   $  188,574      1.05%         1.12%          0.55 %        27%     $0.02
      (1.30)         25.81    11.09 %      306,990      1.01%         1.06%          0.71 %        39%      0.01
      (2.44)         36.12    50.82 %      594,909      0.99%         1.06%          0.55 %        28%      0.02
      (0.62)         42.51    19.65 %      720,273      0.95%         1.01%          0.29 %        20%      0.02
      (1.45)         50.63    22.90 %      993,409      0.97%         1.02%          0.08 %        24%      0.02
      (0.59)         25.78     0.23 %**         81      1.36%***      1.41%***       0.45 %***     39%***    --
      (0.05)         30.42    17.57 %**        --       1.34%***      1.41%***       0.20 %***    N/A       0.01
     $(0.33)        $14.03    36.48 %   $   74,052      0.91%         0.95%          0.88 %        56%       --
      (0.59)         15.93    18.09 %      124,011      0.91%         0.95%          0.90 %        62%     $0.01
      (0.36)         23.79    52.10 %      388,447      0.89%         0.93%          0.54 %        30%      0.01
      (0.25)         23.88     1.48 %      594,615      0.93%         1.07%          0.59 %        43%      0.03
      (0.09)         33.89    42.41 %    1,207,244      0.90%         1.03%          0.25 %        20%      0.03
      (0.28)         15.91    10.85 %**         52      1.26%***      1.30%***       0.54 %***     62%***    --
      (0.02)         18.85    18.61 %**        --       1.21%***      1.25%***       0.47 %***    N/A        --
     $(0.69)        $10.78    18.29 %   $   78,061      0.90%         0.98%         (0.17)%        38%     $0.01
      (0.49)          8.83   (14.33)%       53,258      0.94%         1.02%         (0.26)%        55%      0.01
        --           11.95    35.33 %       68,548      0.94%         1.01%         (0.14)%        73%      0.01
      (0.12)          9.27   (21.41)%       43,788      0.94%         1.05%         (0.04)%       115%      0.01
        --           15.39    65.91 %      107,941      0.92%         1.03%          0.01 %       134%      0.01
      (0.22)          8.81    (9.77)%**          8      1.29%***      1.40%***      (0.87)%***     55%***    --
        --           11.30    29.29 %**        --       1.25%***      1.31%***      (0.59)%***    N/A        --
     $(0.07)        $ 9.55    21.60 %   $   23,294      0.96%         1.09%          0.88 %        43%     $0.01
      (1.12)         11.12    28.28 %       33,393      0.93%         0.98%          0.84 %        87%       --
      (1.24)         12.66    24.97 %       46,174      0.99%         1.07%          0.69 %        88%      0.01
      (0.09)         11.02   (12.23)%       43,021      0.98%         1.09%          0.97 %        96%      0.01
      (0.57)         15.21    44.61 %       71,126      0.97%         1.08%          0.37 %       138%      0.01
        --          $ 8.51    21.57 %** $   47,529      1.05%***      1.20%***      (0.16)%***     12%***    --
        --           14.30    68.04 %      251,548      1.04%         1.08%         (0.53)%         4%       -- ++
        --           18.98    32.73 %      498,314      1.01%         1.07%         (0.48)%        20%     $0.01
     $(0.11)        $ 7.05     2.26 %** $   41,171      1.20%***      1.40%***       5.02 %***     30%***  $0.01
      (0.33)          5.50   (17.55)%       32,841      1.20%         1.43%          5.37 %        28%      0.01
      (0.32)          5.21     0.58 %       33,703      1.20%         1.41%          6.17 %        27%      0.01
     $(0.02)        $10.18     3.31 %** $    3,357      1.05%***      1.47%***       0.33 %***     20%***  $0.03
      (0.01)         16.31    60.41 %        6,602      1.05%         1.32%         (0.12)%        19%      0.03
        --           27.40    68.00 %       12,414      1.05%         1.26%         (0.34)%        22%      0.04
      (3.88)         30.57    27.40 %       21,967      1.05%         1.18%         (0.43)%        44%      0.03
        --          $11.33    (6.21)%** $       56      1.05%***      1.43%***       0.54 %***     64%***  $0.01
     $(0.86)         16.11    51.09 %           78      1.05%         1.35%          0.47 %        51%      0.05
      (1.39)         15.35     4.59 %          125      1.05%         1.32%          0.53 %        55%      0.04
      (0.37)         21.34    41.60 %          336      1.05%         1.20%          0.02 %        45%      0.05

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2000
Blended Equity Fund




                                                                       Value
 Shares                                                               (Note 1)
 -------                                                            ------------
 COMMON STOCKS -- 96.15%
         CAPITAL GOODS -- 6.18%
  55,400 Boeing Co...............................................   $  2,101,738
  90,000 Dover Corp..............................................      4,308,750
  10,000 Emerson Electric Co.....................................        528,750
 276,100 General Electric Co. ...................................     42,847,269
 209,666 Illinois Tool Works, Inc................................     11,584,046
                                                                    ------------
                                                                      61,370,553
                                                                    ------------
         COMMUNICATIONS SERVICES -- 7.89%
 120,000 +America Online, Inc....................................      8,070,000
 259,109 AT&T Corp...............................................     14,574,881
 171,000 Bell Atlantic Corp......................................     10,452,375
 108,300 BellSouth Corp..........................................      5,090,100
 316,500 +MCI WorldCom, Inc......................................     14,361,187
  60,000 +NEXTEL Communications, Inc., Class A...................      8,891,250
 137,480 SBC Communications, Inc.................................      5,774,160
  50,000 Sprint Corp. (FON Group)................................      3,150,000
 114,800 Tyco International Ltd..................................      5,725,650
  13,400 +Yahoo!, Inc............................................      2,295,588
                                                                    ------------
                                                                      78,385,191
                                                                    ------------
         CONSUMER CYCLICAL -- 21.27%
 315,000 Abbott Laboratories.....................................     11,084,062
 200,000 +Analog Devices, Inc. ..................................     16,112,500
 167,700 Bristol-Myers Squibb Co. ...............................      9,684,675
 140,600 +CBS Corp. .............................................      7,961,475
  96,000 +Comcast Corp., Class A Special.........................      4,158,000
   8,300 +eBay, Inc..............................................      1,460,281
 200,000 Ford Motor Co...........................................      9,187,500
  56,200 Gap, Inc................................................      2,799,463
  57,000 General Motors Corp.....................................      4,720,313
  50,000 +General Motors Corp., Class H..........................      6,225,000
 100,000 Herman Miller, Inc......................................      2,793,750
 137,550 Home Depot, Inc. .......................................      8,871,975
  93,750 Honeywell International, Inc............................      4,939,453
 204,225 Johnson & Johnson Co....................................     14,308,514
 250,000 McDonald's Corp.........................................      9,390,625
 139,600 Medtronic, Inc..........................................      7,180,675
 128,000 Merck & Co., Inc........................................      7,952,000
 282,750 +O'Reilly Automotive, Inc...............................      4,011,516
 808,200 Pfizer, Inc.............................................     29,549,812
  25,000 +RCN Corp...............................................      1,345,313
 220,000 Schering-Plough Corp....................................      8,085,000
 157,500 Target Corp.............................................     11,773,125
 500,000 Wal-Mart Stores, Inc....................................     27,750,000
                                                                    ------------
                                                                     211,345,027
                                                                    ------------
         CONSUMER STAPLES -- 6.54%
 102,700 Bestfoods, Inc..........................................      4,807,644
 187,500 Coca-Cola Co............................................      8,800,781
  44,210 CVS Corp. ..............................................      1,660,638
 125,000 General Mills, Inc......................................      4,523,438
 239,000 Gillette Co.............................................      9,007,312
  30,000 PepsiCo, Inc............................................      1,036,875
 113,200 Procter & Gamble Co.....................................      6,367,500

                                                                       Value
  Shares                                                              (Note 1)
 ---------                                                          ------------
           CONSUMER STAPLES -- (continued)
   173,510 Time Warner, Inc......................................   $ 17,351,000
   171,045 Walt Disney Co........................................      7,076,987
    13,000 Warner Lambert Co.....................................      1,267,500
    40,000 WM. Wrigley Jr. Co. ..................................      3,072,500
                                                                    ------------
                                                                      64,972,175
                                                                    ------------
           ENERGY -- 4.94%
    60,000 Chevron Corp..........................................      5,546,250
   492,483 Exxon Mobil Corp......................................     38,321,333
    73,000 Royal Dutch Petroleum Co..............................      4,202,063
    33,200 Unocal Corp...........................................        987,700
                                                                    ------------
                                                                      49,057,346
                                                                    ------------
           FINANCIAL -- 13.74%
    29,000 American Express Co...................................      4,319,188
   145,687 American International Group, Inc.....................     15,952,726
   386,634 Associates First Capital Corp.........................      8,288,466
    29,687 Bank of America Corp..................................      1,556,712
     2,287 +Berkshire Hathaway, Inc., Class B....................      4,162,340
   165,000 Citigroup, Inc........................................      9,786,562
    75,000 Firstar Corp..........................................      1,720,313
   342,306 Fleet Boston Financial Corp...........................     12,494,169
    81,702 Household International, Inc..........................      3,048,506
   604,152 Mellon Financial Corp.................................     17,822,484
   465,388 Morgan Stanley Dean Witter & Co.......................     37,958,209
   156,300 State Street Boston Corp..............................     15,141,562
   104,100 Wells Fargo Co........................................      4,261,594
                                                                    ------------
                                                                     136,512,831
                                                                    ------------
           RAW/INTERMEDIATE MATERIALS -- 0.24%
    44,203 E.I. du Pont de Nemours & Co..........................      2,337,234
                                                                    ------------
           TECHNOLOGY -- 33.96%
    32,000 +Applied Material, Inc................................      3,016,000
 1,006,628 +Cisco Systems, Inc...................................     77,824,927
   112,000 Compaq Computer Corp..................................      2,982,000
    13,500 Corning, Inc..........................................      2,619,000
   172,200 +Dell Computer Corp...................................      9,288,037
    57,000 +EMC Corp.............................................      7,125,000
    45,000 +Global Crossing Ltd..................................      1,842,188
    60,600 GTE Corp. ............................................      4,302,600
    62,000 Hewlett-Packard Co....................................      8,218,875
   300,000 Intel Corp............................................     39,543,750
   126,000 International Business Machines Corp..................     14,868,000
     6,166 +JDS Uniphase Corp....................................        743,003
   186,640 Lucent Technologies, Inc..............................     11,338,380
   400,980 +Microsoft Corp.......................................     42,754,492
    72,000 Nokia Corp., Class A, ADR.............................     15,642,000
    90,000 Nortel Networks Corp..................................     11,340,000
   192,000 +Oracle Corp. ........................................     14,976,000
    50,096 +QUALCOMM, Inc........................................      7,473,697
   136,000 +SDL, Inc.............................................     28,959,500

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2000
Blended Equity Fund -- (continued)




                                                                       Value
 Shares                                                               (Note 1)
 -------                                                            ------------
         TECHNOLOGY -- (continued)
 148,308 +Sun Microsystems, Inc..................................   $ 13,894,606
 116,000 Texas Instruments, Inc. ................................     18,560,000
                                                                    ------------
                                                                     337,312,055
                                                                    ------------
         TRANSPORTATION -- 0.41%
 175,000 CSX Corp................................................      4,112,500
                                                                    ------------
         UTILITIES -- 0.98%
  80,000 +AES Corp. .............................................      6,300,000
   9,262 Enron Corp. ............................................        693,492
  41,800 +Sprint Corp. (PCS Group)...............................      2,730,063
                                                                    ------------
                                                                       9,723,555
                                                                    ------------
         TOTAL COMMON STOCKS
         (Cost $389,733,534).....................................    955,128,467
                                                                    ------------

  Principal                                                            Value
   Amount                                                             (Note 1)
 -----------                                                        ------------
 DEMAND NOTES -- 4.14%
 $20,600,000 Associates Corp. of North America Master Notes......   $ 20,600,000
  20,560,000 General Electric Co. Promissory Notes...............     20,560,000
                                                                    ------------
             TOTAL DEMAND NOTES
             (Cost $41,160,000)..................................     41,160,000
                                                                    ------------

TOTAL INVESTMENTS
(Cost $430,893,534*)...................................... 100.29% $996,288,467
OTHER ASSETS AND LIABILITIES (NET)........................  (0.29)   (2,879,362)
                                                           ------  ------------
NET ASSETS................................................ 100.00% $993,409,105
                                                           ======  ============

--------
*  For Federal tax purposes, the tax basis of investments aggregates
   $430,893,534.
+  Non-income producing
ADR -- American Depositary Receipt

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2000
Value and Restructuring Fund




                                                                        Value
 Shares                                                               (Note 1)
 ------                                                              -----------
 COMMON STOCKS -- 96.98%
         CAPITAL GOODS -- 4.45%
 210,000 Cordant Technologies, Inc................................   $11,878,125
       2 Delphi Automotive Systems Corp...........................            32
 405,000 Honeywell International, Inc. ...........................    21,338,437
 325,000 United Technologies Corp. ...............................    20,535,938
                                                                     -----------
                                                                      53,752,532
                                                                     -----------
         COMMUNICATIONS SERVICES -- 6.90%
 260,000 +AT&T Corp...............................................    14,625,000
 210,000 BCE, Inc.................................................    26,323,836
 375,000 CenturyTel, Inc. ........................................    13,921,875
 695,000 +Global Crossing Ltd. ...................................    28,473,281
                                                                     -----------
                                                                      83,343,992
                                                                     -----------
         CONSUMER CYCLICAL -- 20.60%
 360,000 +Adelphia Communications, Inc............................    17,617,500
 400,000 Black & Decker Corp......................................    15,025,000
 425,400 +CBS Corp................................................    24,088,275
 610,000 Centex Corp..............................................    14,525,625
 500,000 +Charter Communications, Inc. ...........................     7,156,250
 575,000 Deluxe Corp. ............................................    15,237,500
 400,000 Ford Motor Co............................................    18,375,000
 250,000 General Motors Corp......................................    20,703,125
 285,000 +General Motors Corp., Class H...........................    35,482,500
 250,800 Harman International Industries, Inc.....................    15,048,000
 630,000 +Infinity Broadcasting Corp. ............................    20,396,250
 450,000 Lennox International, Inc................................     3,937,500
 500,000 News Corp., Ltd. ADR.....................................    28,125,000
 700,000 +Paxson Communications Corp..............................     5,425,000
 332,500 Viad Corp. ..............................................     7,605,938
                                                                     -----------
                                                                     248,748,463
                                                                     -----------
         CONSUMER STAPLES -- 6.75%
 585,000 +AT&T Corp.-Liberty Media Group, Class A.................    34,661,250
 600,000 Avon Products, Inc. .....................................    17,437,500
 305,000 General Mills, Inc. .....................................    11,037,188
 455,000 +Suiza Foods Corp........................................    18,313,750
                                                                     -----------
                                                                      81,449,688
                                                                     -----------
         ENERGY -- 3.27%
 425,000 Conoco, Inc., Class B....................................    10,890,625
 272,550 Dynergy, Inc. ...........................................    17,102,513
 800,000 +Ocean Energy, Inc.......................................    11,500,000
                                                                     -----------
                                                                      39,493,138
                                                                     -----------
         FINANCIAL -- 15.16%
 225,000 Amvescap plc ADR.........................................    15,975,000
 260,000 Chase Manhattan Corp.....................................    22,668,750
 410,000 Citigroup, Inc...........................................    24,318,125
 360,000 Donaldson, Lufkin & Jenrette, Inc.-DLJ...................    18,630,000
 235,000 Fannie Mae...............................................    13,262,812
 625,000 +Golden State Bancorp, Inc. .............................     9,335,938
 490,000 Mellon Financial Corp....................................    14,455,000

                                                                     Value
 Shares                                                             (Note 1)
 ------                                                          --------------
         FINANCIAL -- (continued)
 315,000 Morgan Stanley Dean Witter & Co......................     $ 25,692,187
 340,000 PNC Bank Corp........................................       15,321,250
 370,000 SLM Holding Corp.....................................       12,325,625
 200,000 XL Capital Ltd., Class A.............................       11,075,000
                                                                 --------------
                                                                    183,059,687
                                                                 --------------

         HEALTH CARE -- 3.65%
 270,000 American Home Products Corp..........................       14,478,750
 775,000 +AmeriSource Health Corp., Class A...................       11,625,000
 310,000 Bristol-Myers Squibb Co..............................       17,902,500
                                                                 --------------
                                                                     44,006,250
                                                                 --------------
         RAW/INTERMEDIATE
         MATERIALS -- 1.48%
 410,000 Cambrex Corp.........................................       17,835,000
                                                                 --------------
         TECHNOLOGY -- 29.30%
 250,000 Alcatel Alsthom ADR..................................       10,953,125
 200,000 +Bell & Howell Holdings Co...........................        6,250,000
 375,000 Harris Corp. ........................................       12,960,937
 245,000 International Business Machines Corp.................       28,910,000
 230,000 Nokia Corp., Class A, ADR............................       49,967,500
 201,600 +Plantronics, Inc. ..................................       18,786,600
 525,000 +QUALCOMM, Inc.......................................       78,323,437
 300,000 Raytheon Co., Class A................................        5,643,750
 162,597 Sabre Holdings Corp. ................................        6,005,916
 407,629 Sensormatic Electronics Corp.........................        9,146,176
 420,000 Texas Instruments, Inc...............................       67,200,000
 650,000 +Unisys Corp.........................................       16,575,000
 530,000 +Vishay Intertechnology, Inc.........................       29,481,250
 520,000 Xerox Corp. .........................................       13,520,000
                                                                 --------------
                                                                    353,723,691
                                                                 --------------
         TRANSPORTATION -- 5.42%
 275,000 +AMR Corp............................................        8,765,625
 500,000 CNF Transportation, Inc..............................       13,875,000
 350,000 Kansas City Southern Industries, Inc.................       30,078,125
 325,000 Union Pacific Corp...................................       12,715,625
                                                                 --------------
                                                                     65,434,375
                                                                 --------------
         TOTAL COMMON STOCKS
         (Cost $750,656,533)..................................    1,170,846,816
                                                                 --------------

 CONVERTIBLE PREFERRED STOCKS -- 0.68%
         TECHNOLOGY -- 0.68%
 260,000 ++Sensormatic Electronics Corp., Preferred Exchange,
         6.50%
         (Cost $6,570,695)....................................        8,157,500
                                                                 --------------

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2000
Value and Restructuring Fund -- (continued)




  Principal                                                           Value
   Amount                                                            (Note 1)
  ---------                                                       --------------
 DEMAND NOTES -- 3.33%
 $20,100,000 Associates Corp. of North America Master Notes....   $   20,100,000
  20,084,000 General Electric Co. Promissory Notes.............       20,084,000
                                                                  --------------
             TOTAL DEMAND NOTES
             (Cost $40,184,000)................................       40,184,000
                                                                  --------------

TOTAL INVESTMENTS
(Cost $797,411,228*)..................................... 100.99% $1,219,188,316
                                                          ======  ==============

                                                                  Market Value
 Contracts                                                         of Options
 ---------                                                       --------------
 CALL OPTIONS WRITTEN -- (0.11)%
 500       QUALCOMM, Inc.
           May 2000@ 170......................................         (487,500)
 500       QUALCOMM, Inc.
           July 2000@ 170.....................................         (856,250)
                                                                 --------------

TOTAL CALL OPTIONS WRITTEN (Premiums received,
($1,365,704)...............................................        (1,343,750)
                                                                --------------

OTHER ASSETS AND LIABILITIES (NET)......................  (0.88)    (10,600,273)
                                                         ------  --------------
NET ASSETS.............................................. 100.00% $1,207,244,293
                                                         ======  ==============

--------
*  For Federal tax purposes, the tax basis of investments aggregates
   $798,245,948.
+  Non-income producing security
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2000, these securities amounted to $8,157,500 or 0.68% of net assets.
ADR -- American Depositary Receipt

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2000
Small Cap Fund




                                                                        Value
 Shares                                                               (Note 1)
 -------                                                             -----------
 COMMON STOCKS -- 75.94%
         CAPITAL GOODS -- 5.82%
  82,100 +AmeriSource Health Corp.,
         Class A..................................................   $ 1,231,500
  51,200 +Hain Food Group, Inc. (The).............................     1,446,400
  35,000 +Pentair, Inc............................................     1,297,188
  65,000 Teleflex, Inc............................................     2,307,500
                                                                     -----------
                                                                       6,282,588
                                                                     -----------
         CONSUMER CYCLICAL -- 1.65%
  16,200 +24/7 Media, Inc.........................................       635,850
  60,000 +O'Reilly Automotive, Inc................................       851,250
   3,775 +UTStarcom, Inc..........................................       294,922
                                                                     -----------
                                                                       1,782,022
                                                                     -----------
         ENERGY -- 1.29%
  44,000 +Patterson Energy, Inc...................................     1,391,500
                                                                     -----------
         FINANCIAL -- 5.37%
  32,500 Cullen/Frost Bankers, Inc................................       859,219
  37,600 +Silicon Valley Bancshares...............................     2,660,200
  41,000 StanCorp Financial Group, Inc............................     1,122,375
  43,000 Valley National Bancorp..................................     1,155,625
                                                                     -----------
                                                                       5,797,419
                                                                     -----------
         HEALTH CARE -- 10.73%
   8,000 +Celgene Corp............................................       796,000
  20,300 +CONMED Corp.............................................       508,769
   7,800 +Gene Logic, Inc.........................................       325,650
   5,300 +Human Genome Sciences, Inc..............................       439,900
  16,000 +Maxim Pharmaceuticals, Inc..............................       751,000
  65,000 +MedQuist, Inc...........................................     1,763,125
 195,000 +TLC Laser Eye Centers, Inc..............................     1,950,000
  17,400 +United Therapeutics Corp................................     1,352,850
  66,600 +Ventana Medical Systems, Inc............................     2,834,662
  37,500 Vital Signs, Inc.........................................       860,156
                                                                     -----------
                                                                      11,582,112
                                                                     -----------
         RAW/INTERMEDIATE
         MATERIALS -- 3.93%
 100,000 Caraustar Industries, Inc................................     1,412,500
 141,300 Millennium Chemicals, Inc................................     2,826,000
                                                                     -----------
                                                                       4,238,500
                                                                     -----------
         TECHNOLOGY -- 26.27%
  69,200 +American Xtal Technology, Inc...........................     2,236,025
     630 +Avanex Corp.............................................        95,603
 207,400 +Cambridge Technology Partners, Inc......................     2,812,862
  56,800 +Caminus Corp............................................     1,104,050
  65,000 +Computer Horizons Corp..................................     1,109,062
  51,750 +Dendrite International, Inc.............................     1,083,516
  79,200 +Exchange Applications, Inc..............................     4,187,700
  42,500 +Fairchild Semiconductor Corp.,
         Class A..................................................     1,551,250

                                                                        Value
 Shares                                                               (Note 1)
 -------                                                             -----------
         TECHNOLOGY -- (continued)
  25,000 +Filenet Corp............................................   $   742,188
  10,500 +Finisar Corp............................................     1,538,250
  29,800 +Hyperion Solutions Corp.................................       968,500
   3,200 +Intersil Holding Corp...................................       165,400
  41,250 +J.D. Edwards & Co.......................................     1,343,203
  37,700 +Manugistics Group, Inc..................................     1,917,987
   1,249 +MatrixOne, Inc..........................................        49,882
  55,000 +Metamor Worldwide, Inc..................................     1,553,750
  35,400 +Onyx Software Corp......................................     1,128,375
  13,000 +SDL, Inc................................................     2,768,187
  11,400 +Spectra-Physics Lasers, Inc.............................       520,125
   1,500 +Sycamore Networks, Inc..................................       193,125
  21,500 +Three-Five Systems, Inc.................................     1,290,000
       1 Timberline Software Corp.................................             9
                                                                     -----------
                                                                      28,359,049
                                                                     -----------
         TELECOMMUNICATION AND
         INFORMATION SERVICES -- 18.83%
  42,200 +Cypress Communications, Inc.............................     1,033,900
  54,000 +FASTNET Corp............................................       648,000
   2,500 +FirstWorld Communications Inc., Class B.................        50,781
   8,000 +Gilat Satellite Networks Ltd............................       936,000
  36,000 +Globecomm Systems, Inc..................................       958,500
  30,000 +hi/fn, Inc..............................................     1,951,875
  72,400 Inter-Tel, Inc...........................................     1,959,325
   5,500 +Intertrust Technologies Corp............................       233,406
  47,000 +Multex.com, Inc.........................................     1,744,875
  47,500 +Natural Microsystems Corp...............................     4,067,187
  13,000 +Net2Phone, Inc..........................................       763,750
  75,000 +NetZero, Inc............................................     1,185,938
  55,000 +RSL Communications Ltd..................................     1,299,375
  31,000 +Sirius Satellite Radio, Inc.............................     1,765,063
  50,000 +XM Satellite Radio Holdings, Inc., Class A..............     1,728,125
                                                                     -----------
                                                                      20,326,100
                                                                     -----------
         UTILITIES -- 2.05%
 200,800 +Navigant Consulting, Inc................................     2,208,800
                                                                     -----------
         TOTAL COMMON STOCKS
         (Cost $60,665,154).......................................    81,968,090
                                                                     -----------

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2000
Small Cap Fund -- (continued)




 Principal                                                             Value
   Amount                                                             (Note 1)
 ----------                                                         ------------
 DEMAND NOTES -- 9.46%
 $5,105,000 Associates Corp. of North America Master Notes.......   $  5,105,000
  5,104,000 General Electric Co. Promissory Notes................      5,104,000
                                                                    ------------
            TOTAL DEMAND NOTES
            (Cost $10,209,000)...................................     10,209,000
                                                                    ------------
 U.S. GOVERNMENT OBLIGATIONS -- 14.27%
 15,465,000 U.S. Treasury Bills
            5.67%, 4/27/00
            (Cost $15,401,897)...................................     15,401,897
                                                                    ------------

TOTAL INVESTMENTS
(Cost $86,276,051*).......................................  99.67% $107,578,987
OTHER ASSETS AND LIABILITIES (NET)........................   0.33       362,027
                                                           ------  ------------
NET ASSETS................................................ 100.00% $107,941,014
                                                           ======  ============

--------
* For Federal tax purposes, the tax basis of investments aggregates
 $86,276,051.
+ Non-income producing

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2000
Energy and Natural Resources Fund




                                                                     Value (Note
 Shares                                                                  1)
 -------                                                             -----------
 COMMON STOCKS -- 94.42%
         BASIC MATERIALS -- 1.35%
  24,000 Willamette Industries....................................   $   963,000
                                                                     -----------
         ENERGY -- 75.74%
  51,000 Anadarko Petroleum Corp..................................     1,973,062
  20,000 Atlantic Richfield Co....................................     1,700,000
  70,000 Baker Hughes, Inc. ......................................     2,117,500
  55,000 +Barrett Resources Corp..................................     1,639,688
  29,340 BP Amoco plc ADR.........................................     1,556,854
  15,000 Chevron Corp. ...........................................     1,386,563
  30,000 +Cooper Cameron Corp.....................................     2,006,250
 150,000 +EEX Corp................................................       506,250
  50,000 EL Paso Energy Corp......................................     2,018,750
  39,762 Exxon Mobil Corp. .......................................     3,093,981
 155,000 +Global Industries Ltd...................................     2,266,875
  45,000 +Nabors Industries, Inc..................................     1,746,562
 191,630 +Ocean Energy, Inc. .....................................     2,754,681
  67,000 +Patterson Energy, Inc...................................     2,118,875
  95,000 +Pennaco Energy, Inc.....................................     1,300,313
  25,000 Phillips Petroleum Co. ..................................     1,156,250
  25,000 +Precision Drilling Corp.................................       834,375
  95,000 +R & B Falcon Corp.......................................     1,870,312
  65,000 +Rowan Cos., Inc.........................................     1,913,437
  34,000 Royal Dutch Petroleum Co.................................     1,957,125
  45,000 Santa Fe International Corp..............................     1,665,000
  20,000 +Santa Fe Snyder Corp. ..................................       192,500
  24,000 Schlumberger Ltd.........................................     1,836,000
  20,000 +Smith International, Inc................................     1,550,000
  25,000 Suncor Energy, Inc.......................................     1,062,500
  20,000 Texaco, Inc..............................................     1,072,500
  76,000 Tosco Corp...............................................     2,313,250
   4,646 Transocean Sedco Forex, Inc..............................       238,398
  95,000 +Triton Energy Ltd.......................................     3,330,937
  40,000 Union Pacific Resources Group, Inc. .....................       580,000
  40,000 Unocal Corp..............................................     1,190,000
  55,000 USX-Marathon Group.......................................     1,433,438
  20,000 Vastar Resources, Inc....................................     1,486,250
                                                                     -----------
                                                                      53,868,476
                                                                     -----------
         RAW/INTERMEDIATE
         MATERIALS -- 4.17%
  10,000 E.I. du Pont de Nemours & Co.............................       528,750
  25,000 Georgia-Pacific Group....................................       989,062
  25,000 Newmont Mining Corp......................................       560,938
  15,000 Southdown, Inc...........................................       885,000
                                                                     -----------
                                                                       2,963,750
                                                                     -----------
         UTILITIES -- 13.16%
  25,000 +AES Corp. ..............................................     1,968,750
  10,000 +Calpine Corp............................................       940,000
  31,000 Enron Corp. .............................................     2,321,125
  35,000 Montana Power Co.........................................     2,240,000
  43,000 Williams Cos., Inc.......................................     1,889,313
                                                                     -----------
                                                                       9,359,188
                                                                     -----------
         TOTAL COMMON STOCKS
         (Cost $48,743,114).......................................    67,154,414
                                                                     -----------

 Principal                                                           Value (Note
  Amount                                                                 1)
 ---------                                                           -----------
 DEMAND NOTES -- 1.82%
 $600,000  Associates Corp. of North America Master Notes.........   $   600,000
  698,000  General Electric Co. Promissory Notes..................       698,000
                                                                     -----------
           TOTAL DEMAND NOTES
           (Cost $1,298,000)......................................     1,298,000
                                                                     -----------

TOTAL INVESTMENTS
(Cost $50,041,114*)........................................  96.24% $68,452,414
OTHER ASSETS & LIABILITIES (NET)...........................   3.76    2,673,256
                                                            ------  -----------
NET ASSETS................................................. 100.00% $71,125,670
                                                            ======  ===========

--------
* For Federal tax purposes, the tax basis of investments aggregates
  $50,063,590.
+ Non-income producing
ADR -- American Depositary Receipt

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2000
Large Cap Growth Fund





                                                                       Value
 Shares                                                               (Note 1)
 -------                                                            ------------
 COMMON STOCKS -- 95.74%
         COMMUNICATIONS SERVICES -- 11.22%
 376,000 +America Online, Inc....................................   $ 25,286,000
  87,000 +Exodus Communications, Inc.............................     12,223,500
 405,250 +MCI WorldCom, Inc......................................     18,388,219
                                                                    ------------
                                                                      55,897,719
                                                                    ------------
         CONSUMER CYCLICAL -- 11.13%
 169,800 +Clear Channel Communications, Inc......................     11,726,812
 145,600 Harley-Davidson, Inc....................................     11,557,000
 355,550 Home Depot, Inc.........................................     22,932,975
  99,000 Omnicom Group, Inc......................................      9,250,313
                                                                    ------------
                                                                      55,467,100
                                                                    ------------
         FINANCIAL -- 15.28%
 198,750 American International Group, Inc.......................     21,763,125
 354,500 Citigroup, Inc..........................................     21,026,281
 130,000 Morgan Stanley Dean Witter & Co.........................     10,603,125
 400,700 Schwab (Charles) Corp...................................     22,764,769
                                                                    ------------
                                                                      76,157,300
                                                                    ------------
         HEALTH CARE -- 12.47%
  65,000 +Genentech, Inc.........................................      9,880,000
 444,200  Medtronic, Inc.........................................     22,848,537
 116,000  PE Corp. - PE Biosystems Group.........................     11,194,000
 497,850  Pfizer, Inc............................................     18,202,641
                                                                    ------------
                                                                      62,125,178
                                                                    ------------
         TECHNOLOGY -- 45.64%
 448,000 +Cisco Systems, Inc.....................................     34,636,000
 489,600 +Dell Computer Corp.....................................     26,407,800
 216,000 +EMC Corp...............................................     27,000,000
 224,300 Intel Corp..............................................     29,565,544
 125,000 +JDS Uniphase Corp......................................     15,062,500
 198,900 +Microsoft Corp.........................................     21,207,712
 104,200 Nokia Corp., Class A, ADR...............................     22,637,450
 320,600 +Solectron Corp.........................................     12,844,038
 245,000 +Sun Microsystems, Inc..................................     22,953,437
 240,000 +Tellabs, Inc...........................................     15,105,000
                                                                    ------------
                                                                     227,419,481
                                                                    ------------
         TOTAL COMMON STOCKS
         (Cost $272,612,578).....................................    477,066,778
                                                                    ------------

  Principal                                                           Value
   Amount                                                            (Note 1)
 -----------                                                       ------------
 REPURCHASE AGREEMENT -- 5.16%
 $25,716,000 Agreement with Chase Securities, Inc. 5.90% dated
             3/31/00, due 4/03/00, to be repurchased at
             $25,728,644, collateralized by $28,590,000 Federal
             Home Loan Mortgage Corp., 5.75% due 4/15/08, valued
             at $26,892,151
             (Cost $25,716,000).................................   $ 25,716,000
                                                                   ------------

TOTAL INVESTMENTS
(Cost $298,328,578*)...................................... 100.90% $502,782,778
OTHER ASSETS AND LIABILITIES (NET)........................  (0.90)   (4,468,680)
                                                           ------  ------------
NET ASSETS................................................ 100.00% $498,314,098
                                                           ======  ============

--------
* For Federal tax purposes, the tax basis of investments aggregates
  $298,328,578.
+ Non-income producing
ADR -- American Depositary Receipt

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2000
Real Estate Fund




                                                                        Value
 Shares                                                                (Note 1)
 ------                                                               ----------
 COMMON STOCKS -- 92.35%
        CONSUMER CYCLICAL -- 1.28%
 48,800 Host Marriott Corp.........................................   $  433,100
                                                                      ----------
        FINANCIAL -- 1.31%
 10,000 Freddie Mac................................................      441,875
                                                                      ----------
        REAL ESTATE -- 89.76%
 28,000 Apartment Investment & Management Co.......................    1,069,250
 34,684 Avalonbay Communities, Inc.................................    1,270,301
 55,000 Bedford Property Investors, Inc............................      883,438
 34,000 Boston Properties, Inc.....................................    1,081,625
 60,000 Cabot Industrial Trust.....................................    1,117,500
 85,000 +Catellus Development Corp.................................    1,179,375
 37,000 Chateau Communities, Inc...................................      943,500
 25,000 Cousins Properties, Inc....................................      920,312
 25,000 Crescent Real Estate Equity Co.............................      437,500
 59,000 Duke Realty Investment, Inc................................    1,128,375
 52,703 Equity Office Properties Trust.............................    1,324,163
 29,860 Equity Residential Properties Trust........................    1,199,999
 42,000 First Washington Realty Trust..............................      779,625
 35,000 Forest City Enterprises, Inc., Class A.....................    1,028,125
 25,000 Glenborough Realty Trust, Inc..............................      362,500
 30,000 Health Care Property Investors, Inc........................      763,125
 42,000 Healthcare Realty Trust, Inc...............................      703,500
 23,000 Highwoods Properties, Inc..................................      488,750
 42,000 Home Properties of New York, Inc...........................    1,123,500
 39,000 Hospitality Properties Trust...............................      789,750
 47,000 HRPT Properties Trust......................................      408,313
 31,000 KIMCO Realty Corp..........................................    1,162,500
 41,000 Mack-Cali Realty Corp......................................    1,045,500
 52,000 Pacific Gulf Properties, Inc...............................    1,020,500
 60,000 ProLogis Trust.............................................    1,155,000
 46,200 Public Storage, Inc........................................      970,200
 48,000 Simon Property Group, Inc..................................    1,152,000
 33,000 Spieker Properties, Inc....................................    1,468,500
 90,000 Taubman Center, Inc........................................    1,001,250
 30,000 Vornado Realty Trust.......................................    1,005,000
 34,500 Weingarten Realty Investors................................    1,267,875
                                                                      ----------
                                                                      30,250,851
                                                                      ----------
        TOTAL COMMON STOCKS
        (Cost $36,073,097).........................................   31,125,826
                                                                      ----------

 Principal                                                          Value (Note
   Amount                                                               1)
 ----------                                                         -----------
 REPURCHASE AGREEMENT -- 6.92%
 $2,333,000 Agreement with Chase Securities, Inc. 5.90% dated
            3/31/00, due 4/03/00, to be repurchased at
            $2,334,147, collateralized by $2,380,000 Federal Home
            Loan Bank, 7.10% due 3/01/02, valued at $2,393,844
            (Cost $2,333,000)....................................   $ 2,333,000
                                                                    -----------

TOTAL INVESTMENTS
(Cost $38,406,097*)........................................  99.27% $33,458,826
OTHER ASSETS & LIABILITIES (NET)...........................   0.73      244,617
                                                            ------  -----------
NET ASSETS................................................. 100.00% $33,703,443
                                                            ======  ===========

--------
* For Federal tax purposes, the tax basis of investments aggregates
  $38,406,097.
+ Non-income producing

                       See Notes to Financial Statements

Excelsior Institutional Trust
Portfolio of Investments March 31, 2000
Optimum Growth Fund




 Shares                                                                Value
 -------                                                            ------------

 COMMON STOCKS -- 99.26%
         CAPITAL GOODS -- 7.02%
  41,600 General Electric Co. ...................................   $  6,455,800
  15,000 Vastar Resources, Inc. .................................      1,114,687
                                                                    ------------
                                                                       7,570,487
                                                                    ------------
         COMMUNICATIONS
          SERVICES -- 9.35%
  76,000 +America Online, Inc. ..................................      5,111,000
  16,900 +Exodus Communications, Inc. ...........................      2,374,450
  57,250 +MCI WorldCom, Inc. ....................................      2,597,719
                                                                    ------------
                                                                      10,083,169
                                                                    ------------
         CONSUMER CYCLICAL -- 13.66%
   2,000 +Analog Devices, Inc. ..................................        161,125
  25,000 +Clear Channel Communications, Inc.                           1,726,562
  18,000 Dow Jones & Co., Inc. ..................................      1,292,625
  35,000 Harley-Davidson, Inc. ..................................      2,778,125
  72,000 Home Depot, Inc. .......................................      4,644,000
  10,000 McDonald's Corp. .......................................        375,625
  13,200 Omnicom Group, Inc. ....................................      1,233,375
  45,500 Wal-Mart Stores, Inc. ..................................      2,525,250
                                                                    ------------
                                                                      14,736,687
                                                                    ------------
         CONSUMER STAPLES -- 2.30%
   6,800 Coca-Cola Co. ..........................................        319,175
  21,600 Time Warner, Inc. ......................................      2,160,000
                                                                    ------------
                                                                       2,479,175
                                                                    ------------
         FINANCIAL -- 10.08%
  25,000 American International Group, Inc. .....................      2,737,500
  88,400 Schwab (Charles) Corp. .................................      5,022,225
  52,500 Citigroup, Inc. ........................................      3,113,906
                                                                    ------------
                                                                      10,873,631
                                                                    ------------
         HEALTH CARE -- 10.31%
   7,000 Amgen, Inc. ............................................        429,188
   6,000 Genentech, Inc. ........................................        912,000
  83,710 Medtronic, Inc. ........................................      4,305,833
   3,000 Merck & Co., Inc. ......................................        186,375
  10,000 PE Corp.-PE Biosystems Group ...........................        965,000
  66,000 Pfizer, Inc. ...........................................      2,413,125
   4,300 Schering-Plough Corp. ..................................        158,025
  18,000 Warner Lambert Co. .....................................      1,755,000
                                                                    ------------
                                                                      11,124,546
                                                                    ------------

 Shares                                                                Value
 -------                                                            ------------

 COMMON STOCKS -- (continued)
         TECHNOLOGY -- 46.54%
  10,000 Applied Material, Inc. .................................   $    942,500
   1,200 Bea Systems, Inc. ......................................         87,900
     600 Broadcom Corp. .........................................        145,725
  83,000 Cisco Systems, Inc. ....................................      6,416,937
 103,000 Dell Computer Corp. ....................................      5,555,562
  43,900 EMC Corp. ..............................................      5,487,500
   1,000 Hewlett-Packard Co. ....................................        132,563
  42,100 Intel Corp. ............................................      5,549,306
  10,000 International Business Machines Corp. ..................      1,180,000
  16,000 JDS Uniphase Corp. .....................................      1,928,000
  26,600 Lucent Technologies, Inc. ..............................      1,615,950
  45,000 Microsoft Corp. ........................................      4,798,125
  22,000 Nokia Oyj., Class A ADR.................................      4,779,500
  24,500 Oracle Corp. ...........................................      1,911,000
   1,200 PMC-Sierra, Inc. .......................................        244,350
   6,000 QUALCOMM, Inc. .........................................        895,125
     700 Siebel Systems, Inc. ...................................         83,563
  36,000 Solectron Corp. ........................................      1,442,250
  33,000 Sun Microsystems, Inc. .................................      3,091,688
  36,000 Tellabs, Inc. ..........................................      2,265,750
   6,500 Texas Instruments, Inc. ................................      1,040,000
   3,000 VERITAS Software Corp. .................................        393,000
   1,200 Yahoo!, Inc. ...........................................        205,575
                                                                    ------------
                                                                      50,191,869
                                                                    ------------

TOTAL INVESTMENTS (Cost $45,533,476*).....................  99.26% $107,059,564
OTHER ASSETS AND
 LIABILITIES (NET)........................................   0.74       795,935
                                                           ------  ------------
NET ASSETS................................................ 100.00% $107,855,499
                                                           ======  ============

--------
* For Federal tax purposes, the tax basis of investments aggregates
  $45,533,476.
+ Non-income producing security
ADR -- American Depositary Receipt

                       See Notes to Financial Statements

Excelsior Institutional Trust
Portfolio of Investments March 31, 2000
Value Equity Fund




 Shares                                                                 Value
 -------                                                             -----------

 COMMON STOCKS -- 98.36%
         CAPITAL GOODS -- 2.39%
  10,000 Honeywell International, Inc. ...........................   $   526,875
   1,500 Quantum Effect Devices, Inc. ............................       119,438
  40,000 Timken Co. ..............................................       650,000
                                                                     -----------
                                                                       1,296,313
                                                                     -----------
         COMMUNICATION SERVICES -- 13.22%
  10,000 +Alamosa PCS Holdings, Inc. .............................       374,375
  13,000 AT&T Corp. ..............................................       731,250
  10,000 BCE, Inc. ...............................................     1,245,355
  20,000 CenturyTel, Inc. ........................................       742,500
  86,100 +Global Crossing Ltd. ...................................     3,524,719
  25,000 +Snyder Communications, Inc. ............................       562,500
                                                                     -----------
                                                                       7,180,699
                                                                     -----------
         CONSUMER CYCLICALS -- 22.81%
  15,000 +Adelphia Communications, Inc. ..........................       734,063
   1,700 +Avanex Corp. ...........................................       257,975
   5,000 Black & Decker Corp. ....................................       187,813
  25,000 +CBS Corp. ..............................................     1,415,625
  35,000 Centex Corp. ............................................       833,437
  33,000 Deluxe Corp. ............................................       874,500
  25,000 Ford Motor Co. ..........................................     1,148,437
  18,000 +General Motors Corp., Class H...........................     2,241,000
  32,000 News Corp., Ltd., ADR....................................     1,800,000
   1,500 +Universal Access, Inc. .................................        50,625
  50,000 +Varian, Inc. ...........................................     1,918,750
  19,700 Young & Rubicam, Inc.....................................       925,900
                                                                     -----------
                                                                      12,388,125
                                                                     -----------
         CONSUMER STAPLE -- 9.34%
  45,760 +AT&T Corp. - Liberty Media Group, Class A...............     2,711,280
  37,000 Avon Products, Inc. .....................................     1,075,313
  32,000 +Suiza Foods Corp. ......................................     1,288,000
                                                                     -----------
                                                                       5,074,593
                                                                     -----------
         ENERGY -- 2.40%
  20,000 Conoco, Inc., Class B....................................       512,500
  55,000 +Ocean Energy, Inc. .....................................       790,625
                                                                     -----------
                                                                       1,303,125
                                                                     -----------
         FINANCIAL -- 10.66%
  20,000 Chase Manhattan Corp. ...................................     1,743,750
  12,000 Citigroup, Inc. .........................................       711,750
  20,000 Donaldson Lufkin & Jenrette, Inc., - DLJ.................     1,035,000
  13,000 Fannie Mae...............................................       733,687
  22,000 SLM Holding Corp. .......................................       732,875
  15,000 XL Capital Ltd., Class A.................................       830,625
                                                                     -----------
                                                                       5,787,687
                                                                     -----------

  Shares                                                                Value
 ---------                                                           -----------

 COMMON STOCKS -- (continued)
           HEALTH CARE -- 3.75%
   10,000  American Home Products Corp. ..........................   $   536,250
   26,000  Bristol-Meyers Squibb Co. .............................     1,501,500
                                                                     -----------
                                                                       2,037,750
                                                                     -----------
           TECHNOLOGY -- 29.86%
    1,250  +ArrowPoint Communications, Inc. ......................       148,047
    5,000  +Cypress Communications, Inc. .........................       122,500
   30,000  Harris Corp. ..........................................     1,036,875
    4,500  +Infineon Technologies AG..............................       258,469
    2,454  Intermedia Communications, Inc. .......................       118,406
   18,000  International Business Machines Corp. .................     2,124,000
   30,000  Nokia Corp., Class A ADR...............................     6,517,500
    3,500  +Plantronics, Inc. ....................................       326,156
      300  +Selectica, Inc. ......................................        26,456
   20,000  Texas Instruments, Inc. ...............................     3,200,000
   35,000  +Unisys Corp. .........................................       892,500
    1,150  +ValueClick, Inc.......................................        24,078
    1,600  +Webmethods, Inc. .....................................       385,800
   40,000  Xerox Corp. ...........................................     1,040,000
                                                                     -----------
                                                                      16,220,787
                                                                     -----------
           TRANSPORTATION -- 3.93%
   13,000  +AMR Corp. ............................................       414,375
   20,000  Kansas City Southern Industries, Inc. .................     1,718,750
                                                                     -----------
                                                                       2,133,125
                                                                     -----------
           TOTAL COMMON STOCKS (Cost $27,297,585).................    53,422,204
                                                                     -----------
 Principal
  Amount
 ---------
 CONVERTIBLE BONDS -- 2.61%
           TECHNOLOGY -- 2.61%
  $22,000  Intermedia Communications, Inc., (Cost $578,407).......     1,416,250
                                                                     -----------
 DEMAND NOTES -- 0.01%
    6,000  General Electric Co. Promissory Notes (Cost $6,000)....         6,000
                                                                     -----------

TOTAL INVESTMENTS
(Cost $27,881,992*)........................................ 100.98% $54,844,454
OTHER ASSETS AND LIABILITIES (NET).........................  (0.98)    (530,207)
                                                            ------  -----------
NET ASSETS................................................. 100.00% $54,314,247
                                                            ======  ===========

--------
* For Federal tax purposes, the tax basis of investments aggregates
 $27,881,992.
+ Non-income producing security
ADR -- American Depositary Receipt

                       See Notes to Financial Statements

                             EXCELSIOR FUNDS, INC.
                         EXCELSIOR INSTITUTIONAL TRUST

                         NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

  Excelsior Funds, Inc. ("Excelsior Fund") was incorporated under the laws of the State of Maryland on August 2, 1984. Excelsior Institutional Trust (the "Trust") is a business trust organized under the laws of the State of Delaware on May 11, 1994. Excelsior Fund and the Trust are registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as open-ended diversified management investment companies.

  Excelsior Fund and the Trust currently offer shares in eighteen and six managed investment portfolios, respectively, each having its own investment objectives and policies. The following is a summary of significant accounting policies for the Blended Equity Fund, Value and Restructuring Fund, Small Cap Fund, Energy and Natural Resources Fund, Large Cap Growth Fund, and Real Estate Fund, Portfolios of Excelsior Fund and Optimum Growth Fund and Value Equity Fund, Portfolios of the Trust (the "Portfolios"). Such policies are in conformity with generally accepted accounting principles and are consistently followed by Excelsior Fund and the Trust in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

  With regard to Optimum Growth Fund and Value Equity Fund, they offer two classes of shares: Institutional Shares and Shares. The Financial Highlights of the Institutional Shares as well as the financial statements for the remaining portfolios of Excelsior Fund, the Trust and Excelsior Tax-Exempt Fund, Inc. ("Excelsior Tax-Exempt Fund") are presented separately.

  (a) Portfolio valuation:

    Investments in securities that are traded on a recognized domestic stock exchange are valued at the last sale price on the exchange on which such securities are primarily traded or at the last sale price on a national securities market. Securities traded over-the-counter are valued each business day on the basis of closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices (as calculated by an independent pricing service (the "Service") based upon its evaluation of the market for such securities) when, in the judgment of the Service, quoted bid and asked prices for securities are readily available and are representative of the market. Bid price is used when no asked price is available. Investments in securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value is so established is likely to have changed such value, then a fair value of those securities will be determined by consideration of other factors under the direction of the Board of Directors with regard to Excelsior Fund or the Board of Trustees with regard to the Trust. A security which is traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market on which the security is traded.

    All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established by the Board of

  Directors with regard to Excelsior Fund or the Board of Trustees with regard to the Trust. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing upon the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

    Securities for which market quotations are not readily available are valued at fair value pursuant to guidelines adopted by the Board of Directors with regard to Excelsior Fund or the Board of Trustees with regard to the Trust. Short-term debt instruments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

    Forward foreign currency exchange contracts: The Portfolios' participation in forward foreign currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of a Portfolio generally arising in connection with the purchase or sale of its portfolio securities. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risk may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. Realized gains or losses arising from such transactions are included in net realized gains or losses from foreign currency transactions.

    Options Written: The Portfolios may write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the Portfolio or to enhance investment performance. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options which expire unexercised are recognized as gains on the expiration date. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are offset against the cost of any securities purchased or added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. In writing options, a Portfolio must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale or cost of purchase of the underlying securities and currencies pursuant to the call or put option may be substantially below or above the prevailing market price. A Portfolio also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options. At March 31, 2000 the Value and Restructuring Fund had the following option transactions:

                                                           Number of
Written Option Transactions                                Contracts  Premiums
-------------------------------------------------------------------------------
Outstanding, beginning of year............................      --   $       --
Options written...........................................   1,000    1,365,704
                                                             -----   ----------
Outstanding, end of year..................................   1,000   $1,365,704
                                                             =====   ==========

  (b) Security transactions and investment income:

    Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and, when appropriate, discounts on investments, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Portfolios are informed of the dividend.

  (c) Repurchase agreements:

    The Portfolios may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller's agreement to repurchase and the Portfolios' agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with the Portfolios' custodian or sub-custodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value not less than the repurchase price.

    If the value of the underlying security, falls below the value of the repurchase price, the Portfolios will require the seller to deposit additional collateral by the next business day. Default or bankruptcy of the seller may, however, expose the applicable Portfolio to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

  (d) Dividends and distributions to shareholders:

    Dividends equal to all or substantially all of each Portfolio's net investment income are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders at least annually, but the Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. Dividends and distributions are recorded on the ex-dividend date.

    Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, foreign currency transactions, partnership income, deferral of losses on wash sales, dividends received from real estate investment trusts (REITs) and net capital losses and net currency losses incurred after October 31 and within the taxable year ("Post-October losses"). Due to the nature of distributions that the Real Estate Fund receives from REITs, the Real Estate Fund anticipates that it will have a tax basis return of capital.

    In order to avoid a Federal excise tax, each Portfolio is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective periods ending October 31 and December 31 in each calendar year.

  (e) Federal taxes:

    It is the policy of Excelsior Fund and the Trust that each Portfolio continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

    At March 31, 2000, the following Portfolios had approximate capital loss carryforwards for Federal tax purposes available to offset future net capital gains through the indicated expiration dates:

                                                Expiration Date Expiration Date
                                                   March 31,       March 31,
                                                      2007            2008
                                                --------------- ---------------
   Value & Restructuring.......................   $3,476,000      $16,725,000
   Large Cap Growth............................    1,733,000       11,322,000

    To the extent that such carryforwards are utilized, no capital gain distributions will be made. During the year ended March 31, 2000, Small Cap Fund and Energy and Natural Resources Fund utilized capital loss carryforwards for Federal tax purposes totaling approximately $3,645,000, and $1,872,000, respectively.

    Post-October losses are deemed to arise on the first business day of a Portfolio's next taxable year. Energy & Natural Resources Fund incurred, and elected to defer, a net currency loss of approximately $450, for the year ended March 31, 2000. In addition, Blended Equity Fund, and Large Cap Growth Fund incurred, and elected to defer, net capital losses of approximately $964,000, and $2,265,000, respectively, for the year ended March 31, 2000.

    At March 31, 2000, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value is as follows:

                                     Tax Basis     Tax Basis    Net Unrealized
                                     Unrealized    Unrealized    Appreciation
                                    Appreciation (Depreciation) (Depreciation)
                                    ------------ -------------- --------------
   Blended Equity Fund............. $570,336,857  $(4,941,924)   $565,394,933
   Value and Restructuring Fund....  460,311,447  (39,369,079)    420,942,368
   Small Cap Fund..................   26,386,617   (5,083,681)     21,302,936
   Energy and Natural Resources
    Fund...........................   18,722,547     (333,724)     18,388,823
   Large Cap Growth Fund...........  208,909,069   (4,454,869)    204,454,200
   Real Estate Fund................      382,686   (5,329,957)     (4,947,271)
   Optimum Growth Fund.............   63,032,056   (1,505,968)     61,526,088
   Value Equity Fund...............   28,230,348   (1,267,886)     26,962,462

  (f) Expense allocation:

    Expenses incurred by Excelsior Fund and the Trust with respect to any two or more of their respective Portfolios are allocated in proportion to the average net assets of each of their respective Portfolios, except where allocations of direct expenses to each Portfolio can otherwise be fairly made. Expenses directly attributable to a Portfolio are charged to that Portfolio and expenses directly attributable to a particular class of shares in a Portfolio are charged to such class.

2. Investment Advisory Fee, Administration Fee, Distribution Expenses and Related Party Transactions

  United States Trust Company of New York ("U.S. Trust NY") and U.S. Trust Company (collectively with U.S. Trust NY, "U.S. Trust") serve as the investment adviser to the Portfolios. For the services provided pursuant to the Investment Advisory Agreements, U.S. Trust is entitled to receive a fee, computed daily and paid monthly, at the annual rates of 0.75% of the average daily net assets of the Blended Equity Fund and Large Cap Growth Fund, 0.60% of the average daily net assets of the Value and Restructuring Fund, Small Cap Fund and Energy and Natural Resources Fund, 1.00% of the average daily net assets of the Real Estate Fund and 0.65% of the average daily net assets of each of the Optimum Growth Fund and Value Equity Fund. U.S. Trust NY is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company is a Connecticut state bank and trust company. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company.

  On January 12, 2000, The Charles Schwab Corporation ("Schwab") and U.S. Trust Corporation entered into a definitive agreement to merge (the "Merger"). After the Merger, U.S. Trust Corporation will be a wholly-owned subsidiary of Schwab. The Merger is subject to the approval of U.S. Trust Corporation shareholders. The Merger is expected to take place on or about May 31, 2000, but could occur later.

  As a consequence of the Merger and in order to provide continuity of investment advisory services, each of the Board of Directors of Excelsior Fund and the Board of Trustees of the Trust proposed for the approval of its respective shareholders new advisory agreements with U.S. Trust. The new proposed advisory agreements were submitted to and approved by a vote of each of Excelsior Fund's and the Trust's respective shareholders. The election of Trustees for the Trust, as proposed, was also approved at the meeting for the Trust -- see "Voting Results of Special Meeting of Shareholders". The new advisory agreements will become effective on the date of the Merger.

  U.S. Trust Company, Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank and Federated Administrative Services (collectively, the "Administrators") provide administrative services to Excelsior Fund and the Trust. For the services provided to the Portfolios, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Institutional Trust (excluding the international equity portfolios of Excelsior Fund and Excelsior Institutional Trust) all of which are affiliated investment companies, as follows: 0.200% of the first $200 million, 0.175% of the next $200 million, and 0.150% over $400 million. Administration fees payable by each Portfolio of the three investment companies are determined in proportion to the relative average daily net assets of the respective Portfolios for the period paid. For the year ended March 31, 2000, administration fees charged by U.S. Trust Company were as follows:

Blended Equity Fund................................................... $363,552
Value and Restructuring Fund..........................................  353,550
Small Cap Fund........................................................   25,652
Energy and Natural Resources Fund.....................................   23,550
Large Cap Growth Fund.................................................  145,576
Real Estate Fund......................................................   14,795
Optimum Growth Fund...................................................   43,955
Value Equity Fund.....................................................   20,761

  From time to time, as they may deem appropriate in their sole discretion, U.S. Trust and the Administrators may undertake to waive a portion or all of the fees payable to them and also may reimburse the Portfolios for a portion of other expenses. For the period from April 1, 1999 through November 18, 1999, U.S. Trust voluntarily waived fees and reimbursed expenses to the extent necessary to maintain an annual expense ratio of not more than: 1.05% for Large Cap Growth Fund, Shares of each of Optimum Growth Fund and Value Equity Fund; 1.20% for Real Estate Fund; and .80% for Institutional Shares of each of Optimum Growth Fund and Value Equity Fund. Beginning November 19, 1999, U.S. Trust contractually agreed to waive investment advisory fees and to reimburse other ordinary operating expenses through March 31, 2000 to the extent necessary to keep total operating expenses from exceeding these annual percentages. U.S Trust has extended this contractual agreement through the fiscal year ended March 31, 2001. With regard to Value and Restructuring Fund, Small Cap Fund, and Energy and Natural Resources Fund, for the year ended March 31, 2000, U.S. Trust voluntarily waived fees and reimbursed expenses to the extent necessary to maintain an annual expense ratio of not more than
 .99%. This voluntary agreement will remain in effect until further notice to Excelsior Fund. With regard to Blended Equity Fund, beginning November 19, 1999, U.S. Trust contractually agreed to waive investment advisory fees and to reimburse other ordinary operating expenses through March 31, 2000 to the extent necessary to keep total operating expenses from exceeding 1.05% of the Fund's average daily net assets. U.S. Trust has extended this contractual agreement through the fiscal year ended March 31, 2001.

  For the year ended March 31, 2000, pursuant to the above, U.S. Trust waived investment advisory fees as follows:

Real Estate Fund....................................................... $ 39,789
Optimum Growth Fund....................................................  121,458
Value Equity Fund......................................................   71,673

  Excelsior Fund and the Trust have entered into administrative servicing agreements with various service organizations (which may include affiliates of U.S. Trust) requiring them to provide administrative support services to their customers owning shares of the Portfolios. As a consideration for the administrative services provided by each service organization to its customers, each Portfolio will pay the service organization an administrative service fee at the annual rate of up to 0.40% of the average daily net asset value of its shares held by the service organizations' customers. Such services may include assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements.

  Administrative service fees paid to affiliates of U.S. Trust amounted to $858,953, for the year ended March 31, 2000. Until further notice to Excelsior Fund and the Trust, U.S. Trust and the Administrators have voluntarily agreed to waive investment advisory and administration fees payable by each Portfolio in an amount equal to administrative service fees expense (including fees paid to affiliates of U.S. Trust) by that Portfolio. For the year ended March 31, 2000, U.S. Trust and the Administrators waived investment advisory and administration fees in amounts equal to the administrative service fees for the Portfolios as follows:

                                                           U.S.
                                                          Trust   Administrators
                                                         -------- --------------
Blended Equity Fund..................................... $379,382    $  3,789
Value and Restructuring Fund............................  829,279     190,210
Small Cap Fund..........................................   67,988          24
Energy and Natural Resources Fund.......................   48,015      10,907
Large Cap Growth Fund...................................  178,145      17,645
Real Estate Fund........................................   32,660          46
Optimum Growth Fund.....................................   12,241       1,545

  For the year ended March 31, 2000, no administrative service fees have been charged to the Value Equity Fund.

  Edgewood Services, Inc. (the "Distributor"), a wholly-owned subsidiary of Federated Investors, serves as the distributor of Excelsior Fund and the Trust. Each Portfolio's Shares are sold on a continuous basis by the Distributor.

  The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, under which the Shares of Optimum Growth Fund and Value Equity Fund may compensate the Distributor monthly for its services which are intended to result in the sale of Portfolio Shares, in an amount not to exceed the annual rate of 0.25% of the average daily net asset value of each Portfolio's outstanding Shares.

  Each Independent Director of Excelsior Fund receives an annual fee of $9,000, plus a meeting fee of $1,500 for each meeting attended. The Chairman receives an additional annual fee of $5,000. Independent Trustees of Excelsior Trust receive an annual fee of $4,000 plus a meeting fee of $250 for each meeting attended. In addition, Directors and Trustees are reimbursed by Excelsior Fund and the Trust, respectively for reasonable expenses incurred when acting in their capacity as Directors and Trustees.

3. Purchases and Sales of Securities:

  For the year ended March 31, 2000, purchases and sales of securities, excluding short-term investments, for the Portfolios aggregated:

                                                       Purchases      Sales
                                                      ------------ ------------
Blended Equity Fund.................................. $201,040,137 $194,074,371
Value and Restructuring Fund.........................  448,728,964  160,436,908
Small Cap Fund.......................................   80,032,154   70,773,027
Energy and Natural Resources Fund....................   76,685,271   70,791,646
Large Cap Growth Fund................................  189,674,506   64,508,297
Real Estate Fund.....................................   10,094,026    8,848,953
Optimum Growth Fund..................................   44,134,756   61,093,240
Value Equity Fund....................................   21,063,778   22,909,314

4. Capital Transactions:

  Excelsior Fund currently has authorized capital of 35 billion shares of Common Stock, 28.875 billion of which is currently classified to represent interests in one of eighteen separate portfolios. Authorized capital currently offered for each Portfolio is as follows: 375 million shares of the Blended Equity Fund and 500 million shares each of Value and Restructuring Fund, Small Cap Fund, Energy and Natural Resources Fund, Large Cap Growth Fund and Real Estate Fund. Each share has a par value of $.001, and represents an equal proportionate interest in the particular Portfolio with other shares of the same Portfolio, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Portfolio as are declared at the discretion of Excelsior Fund's Board of Directors. The Trust currently has authorized an unlimited number of shares of beneficial interest of each class of each Portfolio. Each share has a par value of $.00001 and represents an equal proportionate interest in the particular Portfolio with other shares of the same Portfolio, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Portfolio as are declared at the discretion of the Trust's Board of Trustees.

                                        Blended Equity Fund
                         ----------------------------------------------------
                                Year Ended                 Year Ended
                                 03/31/00                   03/31/99
                         -------------------------  -------------------------
                           Shares       Amount        Shares       Amount
                         ----------  -------------  ----------  -------------
Sold....................  5,015,065  $ 197,998,563   4,387,348  $ 166,477,501
Issued in connection
 with reorganization....  1,324,542     59,663,830         --             --
Issued as reinvestment
 of dividends...........    166,532      7,730,323      77,350      2,895,711
Redeemed................ (3,829,880)  (171,900,588) (3,990,290)  (148,105,086)
                         ----------  -------------  ----------  -------------
Net Increase............  2,676,259  $  93,492,128     474,408  $  21,268,126
                         ==========  =============  ==========  =============

                                    Value and Restructuring Fund
                         ------------------------------------------------------
                                Year Ended                  Year Ended
                                 03/31/00                    03/31/99
                         --------------------------  --------------------------
                           Shares        Amount        Shares        Amount
                         -----------  -------------  -----------  -------------
Sold....................  20,158,719  $ 588,694,745   23,806,528  $ 537,163,371
Issued as reinvestment
 of dividends...........      33,413        916,287      158,688      3,460,364
Redeemed................  (9,472,264)  (270,102,624) (15,392,807)  (331,846,653)
                         -----------  -------------  -----------  -------------
Net Increase............  10,719,868  $ 319,508,408    8,572,409  $ 208,777,082
                         ===========  =============  ===========  =============
                                           Small Cap Fund
                         ------------------------------------------------------
                                Year Ended                  Year Ended
                                 03/31/00                    03/31/99
                         --------------------------  --------------------------
                           Shares        Amount        Shares        Amount
                         -----------  -------------  -----------  -------------
Sold....................   4,828,421  $  60,118,324    6,294,363  $  56,377,737
Issued as reinvestment
 of dividends...........         --             --         9,749         88,720
Redeemed................  (2,539,390)   (26,781,542)  (7,314,821)   (66,388,490)
                         -----------  -------------  -----------  -------------
Net Increase (De-
 crease)................   2,289,031  $  33,336,782   (1,010,709) $  (9,922,033)
                         ===========  =============  ===========  =============
                                  Energy and Natural Resources Fund
                         ------------------------------------------------------
                                Year Ended                  Year Ended
                                 03/31/00                    03/31/99
                         --------------------------  --------------------------
                           Shares        Amount        Shares        Amount
                         -----------  -------------  -----------  -------------
Sold....................   3,848,740  $  49,911,978    2,852,458  $  31,234,166
Issued as reinvestment
 of dividends...........      77,531        920,549        9,736        103,347
Redeemed................  (3,156,254)   (40,202,621)  (2,605,823)   (27,676,908)
                         -----------  -------------  -----------  -------------
Net Increase............     770,017  $  10,629,906      256,371  $   3,660,605
                         ===========  =============  ===========  =============
                                        Large Cap Growth Fund
                         ------------------------------------------------------
                                Year Ended                  Year Ended
                                 03/31/00                    03/31/99
                         --------------------------  --------------------------
                           Shares        Amount        Shares        Amount
                         -----------  -------------  -----------  -------------
Sold....................  20,262,617  $ 312,425,480   15,703,486  $ 169,544,034
Issued as reinvestment
 of dividends...........         --             --           --             --
Redeemed................ (11,589,142)  (173,890,357)  (3,700,511)   (38,250,977)
                         -----------  -------------  -----------  -------------
Net Increase............   8,673,475  $ 138,535,123   12,002,975  $ 131,293,057
                         ===========  =============  ===========  =============

                                          Real Estate Fund
                           --------------------------------------------------
                                 Year Ended                Year Ended
                                  03/31/00                  03/31/99
                           ------------------------  ------------------------
                             Shares       Amount       Shares       Amount
                           ----------  ------------  ----------  ------------
Sold......................  2,854,909  $ 15,380,329   2,933,843  $ 18,323,252
Issued as reinvestment of
 dividends................      2,584        13,758       3,809        22,665
Redeemed.................. (2,360,998)  (12,440,442) (2,810,143)  (16,902,129)
                           ----------  ------------  ----------  ------------
Net Increase..............    496,495  $  2,953,645     127,509  $  1,443,788
                           ==========  ============  ==========  ============
                                         Optimum Growth Fund
                           --------------------------------------------------
                                 Year Ended                Year Ended
                                  03/31/00                  03/31/99
                           ------------------------  ------------------------
                             Shares       Amount       Shares       Amount
                           ----------  ------------  ----------  ------------
Sold:
  Shares..................    454,057  $ 12,791,975     105,092  $  2,171,420
  Institutional Shares....    663,763    18,585,551     812,340    16,636,464
Issued as reinvestment of
 dividends:
  Shares..................     60,107     1,662,560         --            --
  Institutional Shares....     61,937     1,726,809          35           569
Redeemed:
  Shares..................   (248,560)   (6,863,369)    (56,822)     (997,974)
  Institutional Shares.... (1,135,686)  (31,622,549)   (766,399)  (15,767,433)
                           ----------  ------------  ----------  ------------
Net Increase (Decrease)...   (144,382) $ (3,719,023)     94,246  $  2,043,046
                           ==========  ============  ==========  ============
                                          Value Equity Fund
                           --------------------------------------------------
                                 Year Ended                Year Ended
                                  03/31/00                  03/31/99
                           ------------------------  ------------------------
                             Shares       Amount       Shares       Amount
                           ----------  ------------  ----------  ------------
Sold:
  Shares..................     15,650  $    298,897       3,120  $     46,060
  Institutional Shares....    299,695     5,023,385     466,461     6,929,195
Issued as reinvestment of
 dividends:
  Shares..................         72         1,355         190         2,707
  Institutional Shares....          1            40         --            --
Redeemed:
  Shares..................     (8,071)     (138,817)        (31)         (461)
  Institutional Shares....   (331,276)   (6,315,104)    (59,957)     (880,640)
                           ----------  ------------  ----------  ------------
Net Increase (Decrease)...    (23,929) $ (1,130,244)    409,783  $  6,096,861
                           ==========  ============  ==========  ============

5. Organization Costs:

  Excelsior Fund and the Trust have borne all costs in connection with the initial organization of new portfolios, including the fees for registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs are being amortized on the straight-line basis over periods of five years from the dates on which each Portfolio commenced operations.

6. Line of Credit:

  The Portfolios and other affiliated funds participate in a $250 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Portfolio shares. Interest is charged to each Portfolio, based on its borrowings, at a rate equal to the Federal Funds Rate plus up to 2% per year. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating Portfolios at the end of each quarter. For the year ended March 31, 2000, the Portfolios had no borrowings under the agreement.

7. Plan of Reorganization:

  On June 30, 1999, shareholders approved a tax free Plan of Reorganization (effective July 8, 1999) providing for the transfer of all of the assets and liabilities of Income and Growth Fund to the Blended Equity Fund, in exchange for shares of the Blended Equity Fund corresponding to the same net assets as shares held in the Income and Growth Fund. At the time of the reorganization, the Income and Growth Fund had 4,345,042 outstanding shares and net assets of $59,663,830 including $29,839,357 of unrealized appreciation. The Blended Equity Fund's net assets immediately before the reorganization were $769,819,613.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of Excelsior Funds Inc.
and Board of Trustees of
Excelsior Institutional Trust

  We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Blended Equity, Value and Restructuring, Small Cap, Energy and Natural Resources, Large Cap Growth, Real Estate, Optimum Growth and Value Equity Funds (six of the portfolios constituting the Excelsior Funds, Inc., and two of the portfolios constituting the Excelsior Institutional Trust) (collectively the "Funds") as of March 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Blended Equity, Value and Restructuring, Small Cap, Energy and Natural Resources, Large Cap Growth, Real Estate, Optimum Growth and Value Equity Funds at March 31, 2000, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                          /s/ Ernst & Young LLP
Boston, Massachusetts
May 24, 2000

                      Federal Tax Information: (Unaudited)

  For the year ended March 31, 2000, the percentage of dividends paid that qualify for the 70.0% dividends received deduction for corporate shareholders, the designation of long-term capital gain, and the percentage of income earned from direct U.S. Treasury obligations for the Portfolios are approximated as follows:

                                                            20%       Treasury
                                     Dividends Received  Long-Term     Income
Fund                                     Deduction      Capital Gain Percentage
----                                 ------------------ ------------ ----------
Blended Equity Fund.................         100%       $25,595,877        --
Value and Restructuring Fund........         100%                --        --
Small Cap Fund......................           --                --    32.14%
Energy and Natural Resources Fund...       69.83%         2,177,386        --
Large Cap Growth Fund...............           --                --        --
Optimum Growth Fund.................           --        14,259,000    11.56%
Value Equity Fund...................       30.54%            16,000        --

         Voting Results of Special Meeting of Shareholders (Unaudited)

  The proposal described below was submitted to a vote of shareholders of Excelsior Funds at a special meeting of shareholders held on June 30, 1999 (the "Meeting"):

  Proposal--Approval of a Plan of Reorganization pursuant to which Income and Growth Fund will be reorganized into Blended Equity Fund.

  At the Meeting, the shareholders of the Income and Growth Fund approved the proposal as follows:

                  For                       Against                                     Abstain
                  ---                       -------                                     -------
               2,120,173                    85,323                                      145,090

        Voting Results of Special Meetings of Shareholders (Unaudited)

  The proposals described below were submitted to a vote of shareholders of Excelsior Funds and the Trust at a special meeting of shareholders held on May 3, 2000 (the "Meetings"):

  Proposal No. 1 -- With respect to the Trust, to elect Messrs. Wonham, Tannachion, Campbell, Dugan, Frankl, Robinson, Drake and Piel as trustees.

  At the Meeting the shareholders of the Trust approved Proposal No. 1 as follows:

                  For                        Against                                     Abstain
                  ---                        -------                                     -------
               43,808,516                     538                                        89,706

Proposal No. 2 -- Approval of new investment advisory agreements between the Portfolios of Excelsior Funds and U.S. Trust and between the Portfolios of the Trust and U.S. Trust.

At the Meetings the shareholders of each Portfolio approved Proposal No. 2 as follows:

       Excelsior Fund                 For     Against Abstain
       --------------              ---------- ------- -------
       Blended Equity              11,059,103  74,232 125,328
       Value & Restructuring       21,107,565 230,617 460,022
       Small Cap                    4,055,434   9,577  96,275
       Energy & Natural Resources   2,856,577  32,323  66,932
       Large Cap Growth            14,567,230  94,809 226,441
       Real Estate                  4,198,057   2,586     351
       Excelsior Institutional
       Trust
       -----------------------
       Optimum Growth               3,378,334     538  19,710
       Value Equity                 2,570,704      --      42